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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Sun New Media, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held June 29, 2006
TO THE SHAREHOLDERS:
      Notice is hereby given that a special meeting of the shareholders of Sun New Media, Inc., a Minnesota corporation, will be held on June 29, 2006, at 2:00 p.m. local time, in the Conference Room at our principal executive offices, located at 5 Bldg Yi, Shiqiao World Trade Apt. 16 Dongsanhuang Rd., Chaoyang District, Beijing, 100022 People’s Republic of China (“PRC”), for the following purposes:

1. To elect eight (8) directors.

2. To approve the reincorporation of the Company in the State of Delaware, other related changes in the rights of shareholders and the indemnity agreements to be entered into by the Company with each director.

3. To approve any adjournments of the meeting to another time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals.

4. To transact such other business as may be properly come before the meeting.
      Shareholders of record at the close of business on May 19, 2006 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement.

By order of the Board of Directors,

Frank Zhao

Secretary
Beijing, PRC
June 12, 2006
IMPORTANT:
Please fill in, date, sign and promptly either fax or mail the enclosed proxy card to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
       The accompanying proxy is solicited by the Board of Directors of Sun New Media, Inc., a Minnesota corporation, for use at the special meeting of shareholders to be held on June 29, 2006, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement and the enclosed proxy are being mailed to shareholders on or about June 15, 2006.
SOLICITATION AND VOTING
      Voting Securities. Only shareholders of record as of the close of business on May 19, 2006 will be entitled to vote at the meeting and any adjournment thereof. As of that time, we had 101,330,089 shares of common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the special meeting. Each shareholder of record as of that date is entitled to one vote for each share of common stock held by him or her. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.
      Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include amendments to stock plans.
      Solicitation of Proxies. We will bear the cost of soliciting proxies. In addition to soliciting shareholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.
      Voting of Proxies. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a shareholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A shareholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of Sun New Media, Inc. a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.
SUMMARY OF PROPOSALS
      The following is a summary of the proposals to be considered by our shareholders at the special meeting. This summary is qualified by the more detailed description appearing elsewhere in this proxy statement. Unless otherwise indicated, all references to “we”, “us”, and “our” and “the Company” refer to Sun New Media, Inc., a corporation formed under the laws of the State of Minnesota. We urge you to carefully read this proxy statement, and the exhibits hereto, in their entirety because the information in this summary is not complete.

•	The first item to be voted on at the special meeting is the proposal to elect eight (8) directors, all of whom currently serve on our Board of Directors. See “Proposal No. 1: Election of Directors.”

•	The second item to be voted on at the special meeting is the proposal to approve the Agreement and Plan of Merger whereby we will merge with and into Delaware Sun New Media, Inc., a corporation formed under the laws of the State of Delaware (the “Reincorporation”). See “Proposal No. 2:

Approval of Reincorporation from Minnesota to Delaware by Merger — Material Terms of the Merger.”

•	The sole purpose of the Agreement and Plan of Merger is to reincorporate the Company in the State of Delaware. The Certificate of Incorporation of Delaware Sun New Media, Inc. differs in certain respects from our Articles of Incorporation. See “Proposal No. 2: Approval of Reincorporation from Minnesota to Delaware by Merger — Comparison of Rights of Securityholders” for a discussion of differences in our charter documents and state law.

•	Approval of the Reincorporation will also require approval of the indemnity agreements to be entered into by the Company with each director.

•	It will not be necessary for our shareholders to send us their certificates for shares of our common stock. See Section “Proposal No. 2: Approval of Reincorporation from Minnesota to Delaware by Merger — Comparison of the Rights of Securityholders.”

•	The third item to be voted on at the special meeting is the proposal to approve the adjournment of the meeting to another time or place, if necessary, for the purpose of soliciting additional proxies in favor of Proposal Nos. 1 and 2.

•	According to Minnesota law and our Articles of Incorporation, shareholder approval of each of Proposals 1 and 3 in this proxy statement requires the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on that proposal. Shareholder approval of Proposal 2 requires the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote.
QUESTION AND ANSWER SUMMARY: ABOUT THE MEETING
What is being voted on at the meeting?
      Our Board of Directors is asking shareholders to consider three items at this special meeting of shareholders:

To elect eight (8) directors;

To approve the Agreement and Plan of Merger attached hereto as Appendix A as executed by and between the Company and Delaware Sun New Media, Inc., a Delaware corporation, related changes in the rights of shareholders and approval of the indemnity agreements to be entered into by the Company with each director for the purpose of reincorporating the Company in the State of Delaware (the “Reincorporation”);

      To approve the adjournment of the meeting for the purpose of solicitation of proxies in favor of any of Proposal Nos. 1 and 2.
What are the main terms of the Merger?
      We are currently governed by Minnesota law. We are proposing a merger with our Delaware subsidiary, Delaware Sun New Media, Inc. (the “Delaware Company”) solely to reincorporate under Delaware law. We need at least a majority of the votes entitled to be cast to approve the Merger. If the Merger is approved:
      We will merge with and into the Delaware Company and the Delaware Company will be the surviving corporation in the merger.
      We will continue to do business under the name of “Sun New Media, Inc.”
      Our business, directors, management, fiscal year, assets, liabilities and net worth and the location of our principal executive offices will remain unchanged.

      We will be governed by Delaware law and by the Certificate of Incorporation and Bylaws of the Delaware Company, which differ in certain respects from our Articles of Incorporation and Bylaws. The Delaware Corporation’s Certificate of Incorporation and Bylaws are attached to this proxy statement as Appendix B and Exhibit C, respectively.
What rights do I have if I am opposed to the Merger and Reincorporation?
      As shareholder of a Minnesota corporation, you possess a right of appraisal if you wish to dissent from this transaction.
Who can vote at the meeting?
      Our Board of Directors has set May 19, 2006 as the record date for the meeting. Only persons holding shares of our common stock of record at the close of business on the record date will be entitled to receive notice of and to vote at the meeting. Each share of our common stock will be entitled to one vote per share on each matter properly submitted for vote to our shareholders at the meeting. On the record date there were 101,330,089 shares of our common stock outstanding held by a total of approximately 433 shareholders of record.
What constitutes a quorum for the meeting?
      To have a quorum, we need a majority of the voting power of the shares entitled to vote at a meeting, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares of stock abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer’s shares of stock on one or more matters) on any proposal, will be considered present at the meeting for purposes of establishing a quorum for the transaction of business at the meeting.
How do I vote?
      If you complete and properly sign the accompanying proxy card and return it to us before the meeting date, it will be voted as you direct, unless you later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a proxy will be voted for the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the meeting. If you are a registered shareholder, that is, if you hold your shares of stock in certificate form, and you attend the meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in “street name,” that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the meeting you will need to obtain a proxy form from the institution that holds your shares of stock.
Can I change my vote after I return my proxy card?
      Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the meeting. The powers of the proxy holders will be suspended if you attend the meeting in person and so request. However, attendance at the meeting will not by itself revoke a previously granted proxy.
      Any written notice of revocation sent to us must include the shareholder’s name and must be received prior to the meeting to be effective.
What vote is required to approve each item?

The Merger
      The approval of the merger with and into the Delaware Company requires the affirmative vote of a majority of our outstanding shares that are entitled to vote at the meeting.

Election of Directors
      The nominees for director receiving a majority of the votes cast by the shareholders entitled to vote on the election of directors will be elected as directors.

Adjournment
      The approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on that proposal.

Other Matters
      If you hold your shares of stock in “street name,” your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.
      Votes cast by proxy will be tabulated by Fidelity Trust Company, our transfer agent. Votes cast by proxy or in person at the meeting will be counted by the independent person that we will appoint to act as election inspector for the meeting.
PROPOSAL NO. 1
ELECTION OF DIRECTORS
      Our Board of Directors consists of eight directors. Currently, there are no vacancies on our Board.
      Eight persons are to be elected to serve as directors of the Board of Directors at the special meeting. Management’s nominees for election by the shareholders to those positions are the current members of the Board of Directors, Bruno Wu, Yu Bing, Herbert Kloiber, Kay Koplovitz, John Zongyang Li, Yang Qi, William Adamopoulos and Mark Newburg. If elected, the nominees will serve as directors until our next annual meeting of shareholders in 2007 and until their successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.
      If a quorum is present and voting, the nominees for director receiving a majority of the votes cast will be elected as directors. Abstentions and broker non-votes have no effect on the vote.
The Board of Directors recommends a vote “FOR” the nominees named above.
      The following table sets forth, for our current directors, information with respect to their ages and background.

			Director
Name	Principal Occupation	Age	Since

Bruno Wu	Executive Chairman, Sun Media Investment Holdings	39	2005
Yu Bing	Executive Vice-President, Lenovo Computers	40	2006
Herbert Kloiber	Chairman, Tele-Munchen Group	58	2006
Kay Koplovitz	Principal, Koplovitz Co., LLC	60	2005
John Zongyang Li	President Sun Media Investment Holdings	50	2005
Yang Qi	Chairman, Sui Yue North Highway Co., Ltd.	38	2006
William Adamopoulos	President and Publisher, Forbes Asia	44	2006
Mark Newburg	President and CEO, Vendingdata	51	2006

      Dr. Bruno Wu, Chairman. Dr. Bruno Wu is the co-founder and Executive Chairman of Sun Media Investment Holdings (“Sun Media”), one of the leading private media groups in China. Sun Media currently holds investment interests in eleven media related companies in Asia and its portfolio includes thirty-one magazine titles, three newspapers, ten broadcasting television channels, three websites and various equity stakes in internet, multimedia products, education and college, sports and racing, and music and entertainment. Sun Media currently operates in fifteen cities across nine counties and regions.
      Prior to Sun Media, Dr. Wu was the Chief Operating Officer from June 1998 to February 1999 of ATV, one of the two free-to-air networks in Hong Kong. He drastically improved ATV’s performance ratings and financial standings. From 2001 to 2002, Dr. Wu was also the co-chairman of SINA Corporation, the world’s largest Chinese internet media company. Dr. Wu received his Diploma of Studies in French Civilization from the University of Savoie, France in 1987, and graduated with a Bachelor of Science in Business Administration-Finance from Culver-Stockton College in Missouri in 1990. He later received his Master of Arts in International Affairs from Washington University, Missouri in 1993, and in 2001, he received his Ph.D. from the International Politics Department of College of Law, Fudan University, Shanghai, China.
      Dr. Wu is a member of the international council of Museum of Television and Radio in New York and Los Angeles, and a member of both the International Council and the foundation of The International Academy of Television Arts and Sciences USA, the organization that issues the annual International Emmy Award. In 2003, Dr. Wu was appointed as the Chairman of the iEMMYs Festival for a term of two years. Dr. Wu is also a trustee of the Board of Foreign Affairs University of China, the cradle of Chinese diplomats. In October 1998, Dr. Wu received the Super Media Star Award issued by Hong Kong — Macau Distinguished Person’s Society.
      Mr. Yu Bing. Mr. Yu is currently an Executive Vice President at Lenovo Computers and was recently named President of the Lenovo/ Asia Info group. Mr. Yu joined Lenovo in 1990 and since 1996 was the principal executive in charge of developing the company’s channel sales distribution network. During his tenure, Lenovo grew into the largest PC maker and distributor in China and Asia, based in large part on the extensive network of sales distribution channels developed by Mr. Yu. In 2001, Mr. Yu was appointed to head the newly formed Lenovo IT Services Group. Under Mr. Yu’s guidance, the group grew rapidly to more than 1,000 employees in less than 2 years and earned a coveted position amongst the 5 most powerful IT Services Brands.
      Mr. Herbert Kloiber. Mr. Kloiber is the Chairman and majority shareholder of Tele-Munchen Gruppe (TMG). Prior to TMG, Dr. Kloiber worked in various capacities at Beta/ Taurus from 1970-1976. In 1974, he was named Managing Director of Unitel, the film and television production division. Dr. Kloiber is a member of the Supervisory Board of the Bavarian Film Funding Organization and the Advisory Board of Hypo Vereinsbank, Germany’s second largest bank. He is a member of the Board of Directors of Scandinavian RTL II and ATV.
      Ms. Kay Koplovitz. Ms. Kay Koplovitz is the Founder of USA Networks, and was the first female network president in television history, serving as chairman and CEO from 1977 to 1998. Under her direction, USA Networks became the largest provider of original basic cable programming. Ms. Koplovitz also launched the Sci-Fi Channel and USA Networks International, which operates channels in Latin America, Europe, and southern Africa. She is the former President of the National Academy of Television Arts & Sciences. She served as the Presidential appointee to chair the National Women’s Business Council from 1998 to 2001, created Springboard Enterprises, a national non-profit organization that matches venture capital and women entrepreneurs in high growth businesses. She also founded Angels4Equity, now called Boldcap Ventures LLC, in 2001, a fund comprised of high net worth women who invest in early stage companies. In 1998, she co-founded Koplovitz & Co., LLC, a New York-based media and investment advisory firm, with her husband, William C. Koplovitz, Jr., and currently serves as a principal. Ms. Koplovitz also currently serves on the board of Liz Claiborne, Inc. and Boldcap Ventures LLC.

      Mr. John Zongyang Li. Mr. John Li is the President and Chief Investment Officer of Sun Media Investment Holdings. Concurrently, he also serves as the Chairman and Chief Executive Officer of Auston International Group in Singapore.
      Prior to his current positions Mr. Li served in two Hong Kong listed companies as Executive Director and Executive Deputy Chief Executive Officer of Sun Media Group, and Deputy Chairman and Acting Chairman of Leadership Publishing Group. Mr. Li also worked for 10 years with Framlington Investment Management Company Ltd., a leading investment management company in London, where he served as a Senior Fund Manager and the Head of the Asia Pacific region. Mr. Li holds a Bachelor degree in Economics from Peking University, and a Master of Business Administration degree from Middlesex University Business School in London. He is a founding member of the Society of Hong Kong Economy in Beijing.
      Mr. Yang Qi. Mr. Yang’s career has spanned leadership roles in a variety of large Chinese companies in industries ranging from sales and channel management, to product distribution, and real estate. Currently the Chairman of the Sui Yue North Highway Co., Ltd., Mr. Yang is widely recognized as one of Central China’s leading business figures.
      In 1998, Mr. Yang formed Hubei Hengda Zhiyuan Group Co., Ltd, the current owner of a number of companies including Hubei Zhengyuan, Ltd and Focus Channel Development. Both were recently acquired by Sun New Media, Inc. to serve as the cornerstone of the company’s channel management services in the beverage and handheld electronics verticals. As a result of the transaction, Mr. Yang became a substantial shareholder of SNMD.
      Mr. William Adamopoulos. As President and Publisher of Forbes Asia, Mr. Adamopoulos has responsibility for Forbes Asia and other business units in the Asia Pacific Region. Prior to this, Mr. Adamopoulos was VP and Managing Director of Forbes Asia Pacific. Joining Forbes as Managing Director in 1999, Adamopoulos established new Asian headquarters, and launched new local language editions of Forbes. Prior to Forbes, Mr. Adamopoulos was Publishing and Managing Director of the Asian Wall Street Journal, President of Dow Jones Publishing (Asia), and managing director of Dow Jones Interactive (Asia). Mr. Adamopoulos also held management positions at the Los Angeles Times and Thailand’s National Multimedia Group. In June 2001, AdAge named Adamopoulos as one of the top 30 dealmakers in the media world. Mr. Adamopoulos graduated from Harvard College with a degree in Economics.
      Mark Newburg. Since 2005, Mr. Newburg has served as President and Chief Executive Officer of Vendingdata, a global manufacturer of gaming equipment. From 2003 to 2005, Mr. Newburg served as President of C2 Consulting, Inc., an independent business consulting firm. From 2001 to 2003, Mr. Newburg served as President of Aristocrat Technologics, Inc., a global innovator of gaming technology and services. From 1999 to 2001, Mr. Newburg served as Vice President of NCR Corporation, a provider of store automation, self-service, payment and data-warehousing solutions, and held a variety of financial management positions during a twenty six year career at NCR Corporation. Mr. Newburg holds a Bachelor of Science in Accounting and Business Administration from the University of Florida and a Masters in Business Administration from the University of Dayton.
      The Board of Directors has determined that Mr. Yu Bing, Mr. Kloiber, Ms. Koplovitz, Mr. Adamopoulos and Mr. Newburg are independent directors.
      There are no family relationships among any of our officers and directors.
Board Meetings and Committees
      The Board of Directors held five meetings during the fiscal year ended March 31, 2006. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. During the last fiscal year, no director attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served held during that period.
      Audit Committee. The members of the Audit Committee are Mr. Yu Bing, Ms. Kay Koplovitz, and Mr. Mark Newburg. Each of the members of the Audit Committee is independent for purposes of the rules of the Securities and Exchange Commission (“SEC”). The Board of Directors has determined that Mr. Newburg is the audit committee financial expert, as defined by the rules of the SEC. The functions of the Audit Committee include retaining our independent auditors, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. Formed in March 6, 2006, the Audit Committee held no meetings during the fiscal year ended March 31, 2006.
      Compensation Committee. The members of the Compensation Committee are Mr. William Adamopoulos, Mr. Yu Bing and Mr. Herbert Kloiber. The Compensation Committee sets the salary and bonus earned by the Chief Executive Officer, reviews and approves salary and bonus levels for other executive officers and approves stock option grants to executive officers. Formed in March 6, 2006, the Compensation Committee held no meetings during the fiscal year ended March 31, 2006.
      Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Mr. Yu Bing, Ms. Kay Koplovitz and Mr. Herbert Kloiber. The Nominating and Corporate Governance Committee considers qualified candidates for appointment and nomination for election to the Board of Directors and makes recommendations concerning such candidates, develops corporate governance principles for recommendation to the Board of Directors and oversees the regular evaluation of our directors and management. Formed in March 6, 2006, the Nominating and Corporate Governance Committee held no meetings during the fiscal year ended March 31, 2006.
Compliance with Section 16(a) of the Securities Exchange Act of 1934
      Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s officers and directors and persons who beneficially own more than 10% of the Company’s common stock (collectively, “Reporting Persons”) to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
      Based solely on our review of such reports received or written representations from certain Reporting Persons during fiscal year ended March 31, 2006, we believe that all Reporting Persons complied with all applicable reporting requirements, except for the late filing of the Form 3 filings for Bruno Wu, Yucheng Ding, Xiaotao Chen, Chauncey Shey, John Zongyang Li, and Clarence Lo, Ms. Kay Koplovitz and Sun Media Investment Holdings and the late filing of Form 4s for Bruno Wu, Yang Lan, John Zongyang Li, Ricky Gee Hing Ang, Hwee Ling Ng and Sun Media Investment Holdings.
Code of Ethics
      We have adopted a code of ethics that applies to all of our executive officers and employees, including our Chief Executive Officer and our Chief Financial Officer. A copy of our code of ethics was filed as an exhibit to our annual report on Form 10-KSB for the fiscal year ended September 30, 2005. We also undertake to provide any person with a copy of our code of ethics free of charge. Investors may request a copy of our code of ethics by calling our investor relations department at 212-626-6745, or by writing to the attention of Chairman of the Board of Directors at 1120 Avenue of the Americas, Fourth Floor, New York, NY 10036.
Director Nominations
      The Nominating and Corporate Governance Committee will review annually the needs of the Board for various skills, experience, expected contributions and other characteristics, and the optimal size of the Board in light of these needs, in determining the director candidates to be nominated at the annual meeting. The Nominating and Corporate Governance Committee will evaluate candidates for directors, including incumbent directors and candidates proposed by directors, shareholders or management, in light of the Committee’s views of the current needs of the Board for certain skills, experience or other characteristics, the candidate’s background, skills, experience, other characteristics and expected contributions and the qualification stan-

dards, if any, established by the Nominating and Corporate Governance Committee. If the Nominating and Corporate Governance Committee believes that the Board requires additional candidates for nomination, the Committee may poll existing directors or management for suggestions for candidates and may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. All directors and nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee. In making the determinations regarding nominations of directors, the Nominating and Corporate Governance Committee may take into account the benefits of diverse viewpoints as well as the benefits of a constructive working relationships among directors. The Nominating and Corporate Governance Committee will consider director nominations made by shareholders in accordance with the requirements of the Company’s bylaws consistent with these procedures.
Communications with Directors
      Shareholders may communicate with any and all company directors by transmitting correspondence by mail, facsimile or email, addressed as follows:

Chairman of the Board
or Board of Directors
Sun New Media, Inc.

5 Bldg Yi, Shiqiao World Trade Apt.

16 Dongsanhuang Rd.

Chaoyang District Beijing 100022

Peoples Republic of China
      The Corporate Secretary shall maintain a log of such communications and transmit as soon as practicable such communications to the identified director addressee(s), unless there are safety or security concerns that mitigate against further transmission of the communication, as determined by the Corporate Secretary in consultation with the legal counsel. The Board of Directors or individual directors so addressed shall be advised of any communication withheld for safety or security or other reasons as soon as practicable. The Corporate Secretary shall relay all communications to directors absent safety or security issues.
Director Attendance at Annual Meetings
      The Company will make every effort to schedule its annual meeting of stockholders at a time and date to maximize attendance by directors taking into account the directors’ schedules. All directors are encouraged to attend the company’s annual meeting of shareholders. The Company will reimburse all reasonable out-of-pocket traveling expenses incurred by directors attending the annual meeting.
Committee Charters and Other Corporate Governance Materials
      The Board has adopted a charter for each of the committees described above. Copies of these materials are available upon request by writing to:

Chairman of the Board
or Board of Directors
Sun New Media, Inc.

5 Bldg Yi, Shiqiao World Trade Apt.

16 Dongsanhuang Rd.

Chaoyang District Beijing 100022

Peoples Republic of China

PROPOSAL NO. 2
APPROVAL OF REINCORPORATION
FROM MINNESOTA TO DELAWARE BY MERGER
Description Of The Merger
      On May 24, 2006, an Agreement and Plan of Merger was signed by and between us and Delaware Sun New Media, Inc., a corporation incorporated in the State of Delaware (the “Delaware Company”). The Agreement and Plan of Merger is referred to in this proxy statement as the “Merger Agreement” and the transactions contemplated by the Merger Agreement are referred to in this proxy statement as the “Reincorporation.”
      The Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Internal Revenue Code, whereby we will be merged with and into Delaware Company, our separate corporate existence shall cease, and Delaware Company shall continue as the surviving corporation of the merger (the “Merger”).
      Our board has recommended that our state of incorporation be changed from Minnesota to Delaware. Reincorporation in Delaware will not result in a material change in our business, management, assets, liabilities or net worth. Reincorporation in Delaware will allow us to take advantage of certain provisions of the corporate laws of Delaware. Additionally, in conjunction with the Reincorporation, we are making changes to our charter documents.
      The following are answers to some of the questions about the Reincorporation that you, as one of our shareholders, may have. We urge you to read this proxy statement, including the Merger Agreement, carefully because the information in this section is not complete.
SUMMARY OF TERMS
Who are we merging with?
      We are merging with Delaware Sun New Media, Inc., a Delaware corporation and wholly owned subsidiary of the Company to which we refer as the “Delaware Company.”
Has the Board of Directors approved the Merger?
      Yes. The Merger Agreement was executed on May 24, 2006. Our board of directors approved the Merger Agreement, and all transactions and developments contemplated thereby and resolved to seek approval of our shareholders therefor on May 24, 2006.
How will the Merger work?
      We will merge with and into the Delaware Company and cease to exist as a separate entity. The Delaware Company will be the surviving corporation.
Do I have the right to vote on the Merger?
      Yes, you do. This proxy statement is soliciting your vote in favor of the Merger.
Is the Company’s financial condition relevant to my decision whether to vote for the Merger?
      No, we do not believe that it is. The business of our company will not change, nor will any of our officers or directors. In addition, no securities are being issued as a result of the Merger, whether to a third party or otherwise, with the exception of the securities being exchanged by the Delaware Company to the existing shareholders of the Company in return for their existing shares. We are not paying any finders’ fees, brokers’ fees or any other such fees nor have we engaged the services of an investment bank or other entity to advise us.

How do I exchange my shares of the Company for shares of the Delaware Company?
      You do not. If you do not exercise your dissenters’ rights (as further described below) your shares will automatically be converted into shares of common stock of the Delaware Company. You have the right to vote on the Merger, but there is no step that you are required to take.
How many shares will I have after the Merger?
      You will own the same number of shares owned by you immediately prior to the Merger.
What are the benefits of the Reincorporation?
      The purpose of the Reincorporation is to change the state of our incorporation from Minnesota to Delaware. The Reincorporation is intended to permit us to be governed by the Delaware General Corporation Law (the “DGCL”) rather than by the Minnesota Business Corporation Act (the “MBCA”).
      The principal reasons that led our board of directors to determine that reincorporation in Delaware is in the best interests of our shareholders are outlined below:

(i) The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs and independence of corporations domiciled in that State;

(ii) Due to the wealth of case law precedent, the corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States;

(iii) Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs, and

(iv) The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of complex corporate issues to meet the needs of parties engaged in corporate litigation.
      We anticipate that Delaware law will continue to be interpreted and construed in significant court decisions, thus lending greater guidance in managing and structuring the internal affairs of our company and its relationships and contacts with others. In addition, see “Comparison of Rights of Securityholders” below.
What are the disadvantages of the Reincorporation?
      Despite the belief of our board that the Reincorporation is in the best interests of our company and that of our shareholders, Minnesota law and Delaware law differ in some respects. Delaware law may not afford stockholders the same rights as Minnesota law. The main disadvantage of the Reincorporation is cost. Delaware imposes an annual franchise fee tax that can be significant for publicly held Delaware corporations. Additionally, Minnesota law is more certain in some respects due to the greater proportion codified by statute whereas a great deal of Delaware law comes from court decisions. On balance, however, we believe it is favorable for us to reincorporate in Delaware.
What is the effect of the Reincorporation on the Company?
      The reincorporation has been unanimously approved by our Board of Directors, based on the Merger Agreement attached hereto as Appendix A. The Merger will become effective when a certificate of merger and articles of merger are filed with the Secretary of State of Delaware and the Secretary of State of Minnesota, respectively, and the Reincorporation will be effected. This filing is anticipated to be made as soon as possible after the Meeting. At the effective time of the Merger (the “Effective Time”):
      We will merge with and into the Delaware Company, with the Delaware Company being the surviving corporation;
      We will cease to be governed by Minnesota law and thereafter will be governed by Delaware law; and

      The Delaware Company will be governed by its Certificate of Incorporation and Bylaws, which we have attached as Appendix B and Appendix C, respectively, to this proxy statement.
      The Reincorporation is subject to conditions, including approval by a majority of the votes entitled to be cast at the meeting of our shareholders to which this proxy statement relates.
What is the effect of the Reincorporation on the holders of our securities?
      At the Effective Time, all of our common stock will be converted into shares of common stock, $.01 par value, of the Delaware Company on a one-for-one basis. We currently have no preferred stock outstanding.
Will the Company’s business change after the Reincorporation?
      No. The Reincorporation will not result in a material change in our business, directors, management, fiscal year, assets, net worth or liabilities or the location of our principal executive offices. The Delaware Company will also have its principal office located at 17th Floor of No. 48 Dingzhimenwai Da Jie, Dongcheng District, Beijing, 100027 People’s Republic of China. Upon the merger of our company into the Delaware Company, the Delaware Company will conduct the business that we are currently conducting.
      Each share of the Delaware Company common stock outstanding after the Effective Time will entitle the holder thereof to voting rights, dividend rights and other rights equivalent to the rights of holders of our common stock prior to the Effective Time (except as provided below — see “Comparison of the Rights of Securityholders”). Shares of our common stock are currently traded on the over-the-counter market and are quoted on the OTC Bulletin Board under the symbol “SNMD.” Following the effective date of the Merger, shares of common stock of the Delaware Company will be traded on the over-the-counter market under the same symbol.
Will the charter documents be amended in the Merger?
      Yes. The Delaware Company’s Certificate of Incorporation and Bylaws will differ in certain respects from our Articles of Incorporation and Bylaws, as described under the section of this proxy statement entitled “Comparison of Rights of Securityholders.” The comparison of certain rights of our securityholders before and after the Reincorporation set forth below is not complete and is subject to and qualified in its entirety by reference to Minnesota law, Delaware law, the Delaware Company’s Certificate of Incorporation, the Delaware Company’s Bylaws, and our Articles of Incorporation and our Bylaws, copies of which may be obtained from us by writing us at 5 Bldg. Yi, Shiqiao World Trade Apt., 16 Dongsanhuang Rd., Chaoyang District, Beijing, 100022 People’s Republic of China, attention Secretary.
How do the rights of stockholders compare before and after the reincorporation?
      We are organized as a corporation under the laws of Minnesota. After the Reincorporation, we will be a corporation incorporated under the laws of Delaware. As a Minnesota corporation, we are governed by Minnesota law, our Articles of Incorporation and our Bylaws. As a Delaware corporation we will be governed by Delaware law, the Delaware Company’s Certificate of Incorporation, attached to proxy statement as Appendix B, as may be further amended from time to time, and Delaware Company’s Bylaws, attached to this proxy statement as Appendix C, as may be further amended from time to time. The major changes to the rights of the Company’s securityholders, which are partially due to the reincorporation under Delaware law and partially due to a decision to change our corporate governance structure, are as follows:

•	establishing a classified Board, permitting the number of directors to be fixed only by the directors, and permitting vacancies on the Board, other than those which occur as a result of removal by stockholders, to be filled only by the directors;

•	permitting amendment of certain provisions of the Certificate of Incorporation and any provision of the Bylaws only by a vote of two-thirds (2/3) of the combined voting power of the stockholders, or, with respect to the Bylaws, also by a vote of the directors;

•	eliminating the right of stockholders to take action except at a meeting of stockholders;

•	requiring advance notice of stockholder nominations for directors;

•	requiring advance notice of business to be brought before annual or special stockholders’ meetings by stockholders; and

•	requiring that holders of 25% or greater of the outstanding stock are needed to call a meeting of stockholders.
      These provisions are described in more detail below. See the discussion below under the sections entitled “Comparison of Rights of Securityholders.” The comparison of certain rights of our securityholders before and after the Reincorporation set forth below is not complete and is subject to and qualified in its entirety by reference to Minnesota law, Delaware law, the Delaware Company’s Certificate of Incorporation, the Delaware Company’s Bylaws, and our Articles of Incorporation and our Bylaws, copies of which may be obtained from us by writing us at 5 Bldg. Yi, Shiqiao World Trade Apt., 16 Dongsanhuang Rd., Chaoyang District, Beijing, 100022 People’s Republic of China, attention Secretary.
Will the shares to be issued in the Merger be freely trading?
      The shares that are not currently freely trading will remain restricted. No shares will be “issued” as that term is typically understood. Rather, currently outstanding shares will be converted into shares of the Delaware Company. We do not anticipate that the Merger will in any way affect the status of our shares that are currently freely trading.
When do you expect the Merger to be completed?
      We hope to complete the Merger on or around July 30, 2006, or as soon as practicable thereafter, assuming that all the conditions to the closing of the Merger as set forth in the Merger Agreement are completed to the satisfaction of the parties.
What are the tax consequences of the Merger?
      The Merger is intended to qualify as a tax-free reorganization for United States federal income tax purposes. If the Merger does so qualify, no gain or loss would generally be recognized by our U.S. stockholders upon conversion of their shares of common stock in our company into shares of common stock in the Delaware Company pursuant to the Merger. We believe, but cannot assure you, that there will no tax consequences for holders of our shares. You are urged to consult your own tax advisor for tax implications related to your particular situation.
What remedy do I have if I did not vote for the Merger?
      Minnesota law provides appraisal rights in this situation as more fully set forth in the section entitled “Dissenter’s Rights”.
What do I need to do in order to vote?
      After reading this document, you will need to execute and return the proxy card provided to you herewith. Alternatively, you may appear at the meeting and vote in person.

Who can help answer my questions?
      If you have questions about the Merger or our business, you should contact our U.S. corporate counsel at:

Elizabeth O’Callahan, Esq.
DLA Piper Rudnick Gray Cary US LLP
2000 University Avenue
East Palo Alto, CA 94303
Telephone No.: 650-833-2271 Facsimile No.: 650-833-2001
REASONS FOR THE REINCORPORATION
      Our Board of Directors believes that there are several reasons why a reincorporation to Delaware is in the best interests of the Company and our shareholders. As explained in more detail below, these reasons can be summarized as follows:

•	enhanced ability of Delaware corporations to attract and retain qualified independent directors; and

•	greater flexibility and responsiveness of Delaware law to corporate needs.
      Enhanced Ability to Attract and Retain Directors. We have a relatively small market capitalization compared to many other publicly traded companies. This will in our Board’s view, result in the Company facing significant competition for qualified and experienced independent directors for the foreseeable future. The current corporate governance environment and particularly the consequences of the Sarbanes-Oxley Act of 2002 places a premium on publicly traded corporations having experienced, independent directors. Accordingly, there is an increased demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and at least the perception of increased liability of independent directors. Our Board of Directors believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and qualified directors are choosing to serve on fewer boards.
      As competition for qualified independent directors increases, directors will choose to join or remain with boards of directors of corporations with the most favorable corporate environment. Our Board of Directors believes that reincorporation in Delaware will enhance our ability to attract and retain directors. The vast majority of public corporations are domiciled in Delaware. Not only is Delaware law most familiar to directors, as noted below, Delaware law provides greater flexibility and responsiveness to corporate needs. As a result, our Board of Directors believes that the more favorable corporate environment afforded by Delaware will enable us to compete more effectively with other public companies, many of whom are already incorporated in Delaware, to retain our current directors and attract and retain new directors.
      Greater Flexibility and Responsiveness to Corporate Needs. Delaware has adopted comprehensive corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law, seeks to facilitate corporate transactions and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues and transactions such as financings, mergers and acquisitions and dividends. Moreover there is a substantial body of case law construing Delaware’s corporate statutes. As a result of these factors, it is anticipated that Delaware law will provide greater flexibility in our legal affairs than is presently available under Minnesota law.
      The interests of our Board of Directors, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under Minnesota law. A detailed discussion of the principal differences between Delaware and Minnesota law as they affect shareholders is set forth in the section below entitled “Comparison of the Rights of Securityholders.”

MATERIAL TERMS OF THE MERGER
      In order to effect the reincorporation (the “Reincorporation”) of Sun New Media, Inc. (the “Company”) in Delaware, we will be merged with and into Delaware Sun New Media, Inc., a newly formed company incorporated in Delaware (the “Delaware Company”). Prior to the merger (the “Merger”), the Delaware Company will not have engaged in any activities except in connection with the proposed transaction. The mailing address and telephone number of the Delaware Company and its telephone number are the same as those of the Company. As part of its approval and recommendations of our reincorporation in Delaware, our Board of Directors has approved, and recommends to our shareholders for their adoption and approval, an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which we will be merged with and into the Delaware Company. The full texts of the Merger Agreement, the Certificate of Incorporation and Bylaws of the successor Delaware corporation under which the Company’s business will be conducted after the Merger are attached hereto as Appendix A, Appendix B and Appendix C, respectively. The discussion contained in this proxy statement is qualified in its entirety by reference to such Exhibits.
      Our Board of Directors has determined that the Reincorporation and the terms of the Merger Agreement between the Company and Delaware Company are in the best interests of our shareholders. The Merger is to be effected through a conversion of our shares of common stock currently issued and outstanding into shares of common stock of Delaware Company.
      The terms of the Merger Agreement are more fully described below.
Terms of the Merger Agreement
      The following discussion summarizes the material terms of the Merger Agreement but does not purport to be a complete statement of all provisions of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Appendix A. Shareholders are urged to read the Merger Agreement carefully as it is the legal document that governs the Merger.
      The Merger. Subject to the terms and conditions of the Merger Agreement, the Company shall be merged with and into the Delaware Company, the Company’s separate legal existence shall cease and the Delaware Company shall continue as the surviving corporation.
      Effect of the Merger. The presently issued and outstanding shares of the Company’s common stock shall be converted on a one-for-one basis into shares of the Delaware Company’s common stock. Presently issued and outstanding options, warrants and other derivatives to purchase the Company’s common stock shall evidence a derivative to purchase a like number of shares of common stock of the Delaware Company on the same terms and conditions as stated in the respective option, warrant or other derivative agreement currently applicable to the Company’s common stock. The Delaware Company, as the surviving corporation, shall continue unaffected and unimpaired by the Merger with all of its purposes and powers. The Delaware Company shall be governed by Delaware law and succeed to all rights, assets, liabilities and obligations of the Company in accordance with Delaware law and Minnesota law.
      Certificate of Incorporation and Bylaws of the Delaware Company Following the Merger. The Merger Agreement provides that the Certificate of Incorporation and Bylaws of the Delaware Company, as in effect at the Effective Time, will be the Certificate of Incorporation and Bylaws, respectively, of the surviving corporation following the Merger.
      Directors and Officers of the Delaware Company Following the Merger. The incumbent officers and directors of the Company will also be the officers and directors of the Delaware Company at the Effective Time.
      Conditions to the Merger. The obligations of the Company and the Delaware Company to effect the Merger are subject to the satisfaction or waiver on or prior to the Effective Time of the approval by our shareholders of the Merger Agreement. In addition, both the Company and the Delaware Company shall have taken all necessary action to authorize the execution, delivery and performance of the Merger Agreement.

Certain United States Federal Income Tax Consequences
      The Merger will qualify for federal income tax purposes as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. In general, no gain or loss will be recognized for federal income tax purposes by holders of our common stock with respect thereto on the conversion of shares of our common stock into shares of the Delaware Company’s common stock and no gain or loss will be recognized for federal income tax purposes by the Company or Delaware Company.
Accounting Treatment of the Merger
      The transaction is expected to be accounted for as a reverse acquisition in which the Company is the accounting acquiror and the Delaware Company is the legal acquiror. The management of the Company will be the management of the Delaware Company. Since the Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be accounted for as a reduction of additional paid-in capital.
Dissenters’ Rights
      Section 302A.471 of the MBCA grants any shareholder of the Company of record on May 19, 2006 who objects to the Merger the right to have the Company purchase the shares owned by the dissenting shareholder at their fair value at the Effective Time. Any shareholder contemplating the exercise of these dissenter’s rights should review carefully the discussion of dissenting shareholder rights under the caption “Dissenters’ Rights” and the provisions of Section 302A.471 and 203A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX D. It is the present intention of the Company to abandon the Merger in the event shareholders exercise dissenter’s rights and the Company becomes obligated to make a substantial payment to such dissenting shareholders.
Interests of Certain Persons in the Merger
      Following the Reincorporation, the Company will enter into indemnification agreements, substantially in the form attached to this proxy statement as Appendix E, with its officers and directors. The Board of Directors believes, however, that the overall effect of the Reincorporation is to provide a corporate legal environment that enhances the Company’s ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.
      There is no pending or, to the Company’s knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than Minnesota law.
COMPARISON OF THE RIGHTS OF SECURITYHOLDERS
General
      Our Board of Directors has recommended that the Company’s state of incorporation be changed from Minnesota to Delaware. Reincorporation in Delaware will not result in a material change in the business, management, assets, liabilities or net worth of the Company. The effects of the proposed change are summarized below.
      Assuming our shareholders approve the Merger and upon acceptance for filing of the appropriate certificate of merger and the articles of merger by the Secretary of State of Delaware and the Secretary of State of Minnesota, respectively, the Company will be merged with and into the Delaware Company pursuant to the Merger Agreement, resulting in a change in our state of incorporation, or the Reincorporation. We will then be subject to Delaware law and the Certificate of Incorporation and Bylaws set forth in Appendix B and

Appendix C, respectively. Upon the effectiveness of the Reincorporation, each outstanding share of stock of the Company will automatically be converted into shares of the corresponding class of stock of the Delaware Company, on a one-for-one-basis. Outstanding derivatives to purchase the Company’s common stock and preferred stock will be converted into derivatives to purchase the same number of shares of the Delaware Company’s common stock and preferred stock, respectively.
      IT WILL NOT BE NECESSARY FOR OUR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF THE DELAWARE COMPANY. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.
      The Company is a Minnesota corporation, and Minnesota law and the Articles of Incorporation and the Bylaws of the Company govern the rights of its shareholders. The Delaware Company is a Delaware corporation and the rights of its stockholders are governed by Delaware law and the Certificate of Incorporation and Bylaws of the Delaware Company.
      The major changes to the rights of the Company’s securityholders, which are due in part to the Reincorporation and in part to a decision to change our corporate governance structure, are as follows, as described in more detail below:

•	establishing a classified Board, permitting the number of directors to be fixed only by the directors, and permitting vacancies on the Board, other than those which occur as a result of removal by stockholders, to be filled only by the directors;

•	permitting amendment of certain provisions of the Certificate of Incorporation and any provision of the Bylaws only by a vote of two-thirds (2/3) of the combined voting power of the stockholders, or, with respect to the Bylaws, also by a vote of the directors;

•	eliminating the right of stockholders to take action except at a meeting of stockholders;

•	requiring advance notice of stockholder nominations for directors;

•	requiring advance notice of business to be brought before annual or special stockholders’ meetings by stockholders; and

•	requiring that holders of 25% or greater of the outstanding stock are needed to call a meeting of stockholders.
Differences Related Primarily to Charter Documents
Authorized Capital
      The Company. The authorized capital stock of the Company consists of 750,000,000 shares of $0.01 par value Common Stock and 250,000,000 shares of undesignated preferred stock. There were 101,330,089 such Common Shares issued and outstanding as of the record date and zero shares of blank check preferred stock outstanding.
      The Delaware Company. The authorized capital stock of the Delaware Company consists of 750,000,000 shares of common stock, par value $0.01 per share, and 250,000,000 shares of undesignated preferred stock, par value $0.01 per share. As of the date of the Merger Agreement, Delaware Company’s issued and outstanding share capital consisted of 1,000 shares of Common Stock. The Delaware Company’s Certificate of Incorporation authorizes its Board of Directors to issue shares of preferred stock in one or more series and to fix the designations, preferences, powers and rights of the shares to be included in each series.
Voting Power of Common Stock
      The Company. Each holder of our common stock has the right to cast one vote for each such share of common stock held of record on all matters voted on by the shareholders, including the election of directors. Shareholders have no cumulative voting rights.

      The Delaware Company. Each holder of shares of the Delaware Company’s common stock has the right to cast one vote for each share of common stock held of record on all matters voted on by the stockholders, including the election of directors. Stockholders have no cumulative voting rights.
Board of Directors
      The Company. The Company’s Bylaws do not require that a specific number of directors shall serve on its board. The Company’s board presently consists of eight (8) directors. Directors are elected at the annual meeting of shareholders, and at each annual meeting thereafter. Directors are elected by a majority of the votes cast at a meeting of shareholders by such shareholders as are entitled to vote on the election of directors.
      The Delaware Company. The Delaware Company’s Bylaws do not require that a specific number of directors shall serve on its board. Directors are elected at the annual meeting of stockholders, and at each annual meeting thereafter. Directors are elected by the highest number of votes cast at a meeting at which a quorum is present. Any vacancies may be filled by the vote of a majority of the board of directors, and any such person elected to fill a vacancy shall serve as a director until the next annual meeting of stockholders. Furthermore, the Delaware Company has a classified Board of Directors. See “Differences Related Primarily to State Law — Classified Board of Directors” for more information.
Differences Related Primarily to State Law
Action by Directors Without a Meeting
      Minnesota and Delaware law permit directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting.
      Minnesota. Minnesota law provides that a corporation’s articles of incorporation may provide for such written action, other than an action requiring shareholder approval, by the number of directors that would be required to take the same action at a meeting of the board at which all directors were present. The Company’s Articles of Incorporation contain such a provision allowing an action to be taken by written consent of a majority of the directors. Minnesota law also states that if the articles of incorporation or bylaws so provide, a director may give advance written consent or opposition to a proposal to be acted on at a board meeting; however, such consent or opposition of a director not present at a meeting does not constitute presence for determining the existence of a quorum. The Company’s Bylaws contain such a provision.
      Delaware. Delaware law provides for written action to be taken unanimously by all members of the Board of Directors. Delaware law does not contain any advance written consent or opposition provision.
Conflicts of Interest
      Under both Minnesota law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation’s directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely because of such reason, provided that the contract or transaction is fair and reasonable at the time it is authorized, such contract or transaction is approved by the corporation’s disinterested stockholders after disclosure of the relationship or interest, or such contract or transaction is approved in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. One slight difference between Minnesota law and Delaware law on this subject, however, is that under Minnesota law, either (1) the holders of two-thirds of the voting power of the shares entitled to vote which are owned by persons other than the interested director or directors, or (2) the unanimous affirmative vote of the holders of all outstanding shares, whether or not entitled to vote must approve the contract or transaction, whereas under Delaware law, only a majority of the disinterested stockholders is required. Under Minnesota law and Delaware law, contracts or transactions between a corporation and one or more of its directors or between a corporation and any other entity in which one or more of its directors are directors or have a financial interest, are not void or voidable because of such interest or because such director is present at a meeting of the board of directors which authorizes or approves the contract or transaction, as long as certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Minnesota law and Delaware law. Under both Minnesota law and Delaware law, either (1) the security holders or the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or (2) the contract or transaction must have been “fair” (according to Delaware law) or “fair and reasonable” (according to Minnesota law). In the case of approval by the stockholders, Minnesota law provides that such approval requires the vote of holders of two-thirds of the voting power of all shares entitled to vote or the unanimous vote of the holders of all outstanding shares, whether or not entitled to vote.
      Minnesota. If such contract or transaction is authorized by the board, under Minnesota law the interested director may not be counted in determining the presence of a quorum and may not vote on such contract or transaction.
      Delaware. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director’s vote is counted at the meeting which authorizes the contract or transaction.
Number of Directors
      Minnesota. Minnesota law provides that the number of directors shall be fixed by or in the manner provided in the articles of incorporation or bylaws, and that the number of directors may be changed at any time by amendment to or in the manner provided in the articles of incorporation or bylaws. Under the Bylaws and the Articles of Incorporation of the Company, the number of directors shall be the number last elected by a majority vote of the shareholders, or as increased by the board of directors.
      Delaware. Delaware law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. Under the Bylaws and the Certificate of Incorporation of the Delaware Company, the number of directors shall be determined by resolution of the Board of Directors.
Classified Board of Directors
      Both Minnesota and Delaware permit a corporation’s bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes while Minnesota law does not limit the number of classes. The Company does not currently have a classified board of directors.
      The Certificate of Incorporation and the Bylaws of the Delaware Company provide for a classified board of directors. Therefore, the Board of Directors of the Delaware Company is divided into three (3) classes, and the term of office of those of the first class (Class I) expires at the first annual meeting following the Merger, the term of office of those of the second class (Class II ) expires at the second annual meeting following the Merger and the term of office of those of the third class (Class III) expires at the third annual meeting following the Merger. Subsequent terms will last for three years for each class.
      Following the Reincorporation, the Board of Directors will be divided into three classes as follows:

Class I:	William Adamopoulos and Yu Bing
Class II:	Kay Koplovitz, Herbert Kloiber and John Zongyang Li
Class III:	Bruno Wu, Yang Qi and Mark Newburg
Removal of Director
      Minnesota. Under Minnesota law, unless a corporation’s articles of incorporation or bylaws provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the shareholders or, if the director was named by the board to fill a vacancy, by the affirmative vote of a majority of the other directors.

      Delaware. Under Delaware law, a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors except under limited circumstances. A director of a Delaware corporation that has a classified board may only be removed for cause, unless the certificate of incorporation provides otherwise. The Bylaws of the Delaware Company provide that a director may be removed at any time, with our without cause, by a majority vote of the stockholders.
Vacancies on Board of Directors
      Minnesota. Under Minnesota law, unless the articles of incorporation or bylaws provide otherwise, (a) a vacancy on a corporation’s board of directors resulting from death, resignation, removal or disqualification of a director may be filled by the affirmative vote of a majority of directors then in office, even though less than a quorum, (b) a vacancy on the board resulting from a newly created directorship resulting from an increase in the number of directors may be filled by the affirmative vote of the majority of the directors servicing at the time of the increase, and (c) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. The Company’s Bylaws follow these provisions.
      Delaware. Under Delaware law, a vacancy on a corporation’s board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. The Certificate of Incorporation of the Delaware Company provides that a vacancy on the board of directors shall only be filled by the affirmative vote of a majority of the remaining directors.
Standard of Conduct for Directors
      Minnesota. Minnesota law provides that a director must discharge the director’s duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. A director who complies with such standards may not be held liable by reason of being a director or having been a director of the corporation.
      Delaware. Under Delaware law, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of Delaware corporations are subject to a duty of loyalty and a duty of care. The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors managing the corporate affairs to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances. In general, gross negligence has been established as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations. When directors act consistently with their duties of loyalty and care, their decisions generally are presumed to be valid under the business judgment rule.
Indemnification of Directors and Officers
      Minnesota law and Delaware law both contain provisions setting forth conditions under which a corporation may indemnify its directors, officers and employees. While indemnification is permitted only if statutory standards of conduct are met, Minnesota law and Delaware law are substantially similar in providing for indemnification if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The statutes differ, however, with respect to whether indemnification is permissive or mandatory, where there is a distinction between third-party actions and actions by or in the right of the corporation, and whether, and to what extent, reimbursement of judgments, fines, settlements, and expenses is allowed. The major difference between Minnesota law and Delaware law is that while indemnification of officers, directors and employees is mandatory under Minnesota law, indemnification is permissive under Delaware law, except that a Delaware corporation must indemnify a person who is successful on the merits or otherwise in defense of certain specified actions, suits or proceedings for expenses and attorney’s fees actually and reasonably incurred in connection therewith.

      Minnesota law requires a corporation to indemnify any director, officer or employee who is made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the director, officer or employee, against judgments, penalties, fines, settlements and reasonable expenses. Minnesota law permits a corporation to prohibit indemnification by so providing in its articles of incorporation or bylaws. The Company has not limited the statutory indemnification in its Articles of Incorporation or Bylaws. The Company Bylaws provide for indemnification to the fullest extent permitted by Minnesota law.
      Although indemnification is permissive in Delaware, a corporation may, through its certificate of incorporation, bylaws or other intracorporate agreements, make indemnification mandatory. The Bylaws of the Delaware Company also provide for indemnification to the fullest extent permitted by Delaware law.
      In addition, the Delaware Company will, if the Reincorporation is approved, enter into indemnification agreements with its officers and directors in substantially the form attached as Appendix E to this Proxy Statement (the “Delaware Indemnification Agreement”). A vote in favor of Proposal 2 will also approve the indemnification agreements. Although the law in this regard is not certain, shareholders who vote in favor of the reincorporation proposal, and thereby approve the indemnity contracts, may be prevented from challenging the validity of the indemnity contracts in a subsequent court proceeding.
      There is no pending or, to the Company’s knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than Minnesota law.
      Minnesota and Delaware corporate law, the Articles of Incorporation and Bylaws of the Company and the Delaware Company’s Certificate of Incorporation and Bylaws, as well as any indemnity agreements, may permit indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has been advised that, in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act and the Exchange Act may be contrary to public policy and therefore may be unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.
Limitation of Liability
      Minnesota. Minnesota law provides that the personal liability of a director for breach of fiduciary duty may be eliminated or limited if the articles of incorporation so provide, but the articles may not limit or eliminate such liability for (a) any breach of the directors’ duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission that occurs before the effective date of the provision in the articles eliminating or limiting liability. The Company’s Articles of Incorporation provide that, to the fullest extent permitted by Minnesotal law, a director shall not be personally liable to the Company or its shareholders for monetary damages for breach of a directors’ fiduciary duty.
      Delaware. Delaware law provides that if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the liability of a directors is not limited or eliminated for (a) any breach of the directors’ duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, or (e) any act or omission that occurs before the effective date of the provision in the articles eliminating or limiting liability. The Delaware Company’s Certificate of Incorporation contains a provision eliminating the personal liability of its directors for breach of fiduciary duty, subject to the foregoing limitations. The Company is not aware of any pending or threatened litigation to which the limitation of directors’ liability would apply.

Treasury Shares
      Minnesota. Minnesota law does not allow treasury shares.
      Delaware. Under Delaware law, the Company may hold treasury shares and such shares may be held, sold, loaned, pledged or exchanged by the Company. Such treasury shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.
Amendment of Articles of Incorporation and Certificate of Incorporation
      Minnesota. Holders of 3% or more of the voting power of the shares of a Minnesota corporation may propose amendments to the articles and bylaws, even if the board of directors does not approve. In general, amendments to the Company’s Articles of Incorporation must be recommended to the Company’s shareholders by the board and approved by a majority of the votes entitled to be cast by any voting group that has a right to vote on the amendment, unless a higher percentage is specified by Minnesota law, the Company’s Articles of Incorporation or the Company’s Board of Directors.
      Delaware. Delaware law provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote and by the affirmative vote of and a majority of each class entitled to vote as a class thereon. It also provides that a certificate of incorporation may provide for a greater or lesser vote than would otherwise be required by Delaware law. The Delaware Company’s Certificate of Incorporation does not so provide.
Amendment of Bylaws
      Minnesota. Holders of 3% or more of the voting power of the shares of a Minnesota corporation may propose amendments to the articles and bylaws, even if the board of directors does not approve. The Company’s Bylaws may be amended or repealed and new bylaws may be adopted by the Company’s board or the Company’s shareholders, except that amendments affecting the qualifications, classifications, number, term, removal or filling of vacancies of the board of directors, or fixing a quorum for shareholders’ meetings, may only be made by a majority vote of shareholders.
      Delaware. Under Delaware law, stockholders have the authority to make, alter, amend or repeal the bylaws of a corporation and such power may be delegated to the board of directors. The Delaware Company’s Bylaws provide that the directors may amend the bylaws, and a affirmative vote of 66 2/3 % of the Delaware Company’s outstanding voting shares is required to amend the bylaws.
Shareholder Action
      Under both the Minnesota law and Delaware law, action on certain matters, including the sale, lease or exchange of all or substantially all of the Company’s property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the voting power. With regard to the sale of “substantially all” assets, under Delaware law the definition of “substantially all” has been left to case law to be determined. Delaware case law requires both a quantitative and qualitative analysis of the assets being sold in order to determine if they constitute “substantially all” and, as a result, there is often substantial uncertainty regarding the need for stockholder approval when a corporation disposes of a significant amount of its assets. The Minnesota statute provides that shareholder approval is required for an asset sale outside the ordinary course only if it would leave the corporation without a “significant continuing business activity.” Additionally, the Minnesota statute provides that “a business activity that represented at least (1) 25 percent of the corporations total assets at the end of the most recently completed fiscal year, and (2) 25 percent of either income from continuing operations before taxes or revenues from continuing operations for that fiscal year, measured on a consolidated basis,” will conclusively be deemed to be a “significant continuing business activity.”
      Both states’ laws provide that the articles or certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. The

Company’s Articles do not contain such a provision. However, the Delaware Company’s Certificate of Incorporation contains a provision requiring the affirmative vote of 66 2/3 % of the outstanding voting shares to amend the Certificate of Incorporation.
Shareholders’ Action Without a Meeting
      Minnesota. Under Minnesota law, any action required or permitted to be taken at a shareholders’ meeting of a publicly held company may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action, and a publicly-held company cannot provide for a lower threshold in its articles of incorporation. This power cannot be restricted by a corporation’s articles of incorporation.
      Delaware. Delaware law permits such an action to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at a meeting of the stockholders. Stockholders who do not sign the written consent must be notified promptly following the effectiveness of a written consent. Generally, holders of a majority of the Company’s outstanding shares may take action by written consent in lieu of a stockholder meeting. However, Delaware law also provides that a corporation’s certificate of incorporation may restrict or prohibit stockholders’ action without a meeting. The Delaware Company’s Certificate of Incorporation does not permit stockholders to take action by written consent.
Special Meetings
      Minnesota. According to the Company’s Bylaws, special meetings of the Company’s shareholders may be called by the president, the secretary or treasurer, or such officer as is designated by the board of directors, upon request of two members of the board of directors or upon request of a holder of ten percent (10%) or more of the shares entitled to vote, however, according to Minnesota law a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25 percent or more of the voting power of all shares entitled to vote.
      Delaware. Delaware law provides that special meetings of the stockholders of a corporation may be called by the corporation’s board of directors or by such other persons as may be authorized in the corporation’s certificate of incorporation or bylaws. The Delaware Company’s Bylaws provide that special meetings may be called only by the Board, the Chairman or Chief Executive Officer, or the holders of not less than 25% of all shares entitled to cast votes at the meetings.
Advanced Notice
      Minnesota. When required, Minnesota law requires that notice be given at least 10 days before the date of the meeting, or a shorter time provided in the articles or bylaws, and not more than 60 days before the date of the meeting. The Bylaws of the Company provide that mailed notice must be mailed at least 5 days prior to the meeting and notice that is not mailed must be given at least 48 hours prior to the meeting and in no event shall the notice be given more than 60 days in advance of the meeting.
      Delaware. When required, Delaware law requires that notice be given not less than 10 nor more than 60 days before the date of a meeting. Unlike Minnesota, Delaware does not permit a company to reduce the notice requirement in its certificate of incorporation or bylaws. With regard to stockholder proposals for inclusion at our annual meting, the Delaware Company Bylaws require timely notice, which is not less than 120 days prior to the date the proxy statement was released to the stockholders in connection with the previous years annual meeting.
Dividends
      Minnesota. Generally, a Minnesota corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities.
      Delaware. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.
Anti-Takeover Legislation
      Both Minnesota law and Delaware law contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of the MBCA and the DGCL differ in a number of respects, and it is not practical to summarize all of the differences. However, the following is a summary of certain significant differences.
      The Minnesota control share acquisition statute establishes various disclosure and shareholder approval requirements that must be satisfied by individuals or companies. Delaware has no comparable provision. The Minnesota statute requires disinterested shareholder approval for any “control share acquisition” of stock of an “issuing public corporation.” A “control share acquisition” includes any share acquisition that exceeds specified levels of voting power (20%, 33 1/3%, and 50%) of the stock of the target. An “issuing public corporation” is a publicly-held corporation which is incorporated under or governed by the MBCA and has at least fifty shareholders. The Company is subject to the statute; the Delaware Company, because it is a Delaware corporation, will not be subject to the statute. Accordingly, shareholders who acquire shares without shareholder approval and in excess of a designated percentage of outstanding shares lose their voting rights and are subject to certain redemption privileges of the corporation. Such shares regain their voting rights only if the acquiring person discloses certain information to the corporation and such voting rights are granted by the shareholders at an annual or special meeting of the shareholders. There are a number of important exclusions intended primarily to distinguish hostile acquisitions from transactions negotiated and approved by the management and shareholders, including exclusions for shares acquired (i) pursuant to a merger, plan of exchange or sale of assets, (ii) directly from the target issuer, (iii) in a cash tender offer for all outstanding shares if the offer has been approved in advance by the board of directors of the target, and (iv) by employee benefit plans. The Minnesota control share acquisition statute applies unless the “issuing public corporation” opts out of the statute in its articles of incorporation or bylaws. The Company has not opted out of such provisions.
      While there is no Delaware statute comparable to the Minnesota control share acquisition statute, both Minnesota and Delaware have business combination statutes that are intended primarily to deter takeover bids which propose to use the target’s assets as collateral for the offeror’s debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations.
      Delaware. Delaware law restricts certain business combination transactions between a shareholder acquiring 15% or more (designated as an “interested” shareholder) of the voting stock and any Delaware corporation with securities traded on a national exchange, quoted on the Nasdaq Stock Market or owned of record by at least 2,000 shareholders. Unless an exception is available, the statute provides that for three years after the 15% threshold is exceeded, the corporation cannot have a merger, sale of substantial assets, loan, substantial issuance of stock, plan of liquidation, or reincorporation involving the interested shareholder or its affiliates. Shareholders may opt out at any time by majority vote, but the decision is not effective for one year.
      There are a number of important exceptions to the basic prohibition on business combination transactions. First, the Delaware statute does not prohibit a business combination if, prior to becoming an interested shareholder, the board of directors has approved the business combination or the transaction which resulted in the shareholder passing the 15% threshold. Second, a business combination is permissible if the interested shareholder acquires 85% of the target’s outstanding voting stock (excluding shares held by management or held in employee benefit plans in which the employees do not have a confidential right to vote) in the transaction in which the 15% threshold is exceeded. Third, a business combination is permissible if approved by the board and authorized at an annual or special meeting of shareholders, and not by written consent, by the affirmative vote of two-thirds of the outstanding shares held by disinterested shareholders. Finally, if the target corporation, with the support of the majority of its continuing directors, proposes at any time another merger or sale or does not oppose another tender offer for at least 50% of its shares, the interested shareholder is released from the three year prohibition and free to compete with the target-supported transaction.
      Minnesota. Minnesota law is quite similar to that of Delaware. However, there are some differences, including (i) the interested shareholder threshold is 10% rather than 15%, (ii) the prohibition period for business combinations is four years from the time the shareholder passes the threshold instead of three years, and (iii) there are no equivalents to the Delaware exceptions for acquisition of 85% of voting stock, for two-thirds shareholder approval at a shareholder meeting or for management approval of a competing transaction or tender offer.
      The Minnesota provision applies to “issuing public corporations,” defined as any Minnesota corporation with at least 100 shareholders (or with at least 50 shareholders if the Minnesota corporation is a publicly held corporation). Issuing public corporations that are publicly held are automatically subject unless they opt out by charter amendment and issuing public corporations that are not publicly held are subject only if they opt in by charter amendment.
      The MBCA includes other provisions relating to takeovers that are not included in the DGCL. Some of these provisions address a corporation’s use of golden parachutes, greenmail and the standard of conduct of the Board of Directors in connection with the consideration of takeover proposals. The MBCA contains a provision which prohibits a publicly-held corporation from entering into or amending agreements (commonly referred to as golden parachutes) that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders. The MBCA provides that a publicly-held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than 5% of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if the corporation’s offer is of at least equal value per share and made to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted. In considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, the MBCA authorizes the board of directors to consider the interest of the corporation’s employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.
Inspection of Shareholder Lists
      Minnesota. Under Minnesota law, any shareholder has an absolute right, upon written demand, to examine and copy, in person or by a legal representative, at any reasonable time, the corporation’s share register.
      Delaware. Under Delaware law, any stockholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of the corporation’s stockholders and to make copies or extracts therefrom.
Appraisal Rights in Connection with Corporate Reorganizations and Other Actions
      In some circumstances under Minnesota law and Delaware law, shareholders have the right to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with the corporation or by a court in an action timely brought by the dissenting shareholders. Minnesota law, in general, affords dissenters’ rights upon certain amendments to the articles of incorporation that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets and upon merger or exchange by a corporation.

      Delaware law allows for dissenters’ rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless the certificate of incorporation provides otherwise (the Delaware Company Certificate does not provide otherwise) or the shareholders are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of clauses (a), (b), or (c). The procedures for asserting dissenters’ rights in Delaware impose most of the initial costs of such assertion on the dissenting shareholder, whereas the Minnesota procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares due to the fact that the Minnesota shareholder is paid up front the value determined by the corporation.
      Section 302A.471 of the MBCA grants any shareholder of the Company and any beneficial owner of the shares of the Company of record on May 19, 2006 who objects to the Reincorporation and Merger the right to obtain payment from the Company for the fair value of the shares owned by the dissenting shareholder at the Effective Time. It is the present intention of the Company to abandon the Reincorporation and the Merger in the event shareholders exercise dissenter’s rights and the Company becomes obligated to make a substantial payment to such dissenting shareholders.
Requirements for Exercising Dissenters’ Rights
      TO BE ENTITLED TO PAYMENT, THE DISSENTING SHAREHOLDER MUST FILE WITH THE COMPANY BEFORE THE VOTE FOR THE MERGER, A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE PROPOSED MERGER; PROVIDED, THAT SUCH DEMAND SHALL BE OF NO FORCE AND EFFECT IF THE PROPOSED MERGER IS NOT EFFECTED. The notice must be submitted to the Company at 5 Bldg. Yi, Shiqiao World Trade Apt., 16 Dongsanhuang Rd., Chaoyang District, Beijing, 100022 People’s Republic of China, attn: Frank Zhao, Chief Financial Officer, and must be received before the vote for the proposed Merger. The submission of a blank proxy will constitute a vote in favor of the Merger and a waiver of dissenter’s rights. A vote against the Merger is not necessary for the shareholder to exercise dissenters’ rights and require the Company to purchase their shares. A vote against the Merger will not be deemed to satisfy the notice requirements of state law. The liability to the dissenting shareholder for the fair value of the shares also shall be the liability of the Delaware Company when and if the Merger is consummated. Any shareholder contemplating the exercise of these dissenter’s rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTERS’ RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX D.
Notice of Procedure
      If and when the proposed Reincorporation is approved by shareholders of the Company and the Reincorporation is not abandoned by the Board of Directors, the Company will deliver to all shareholders who have duly dissented to the Reincorporation a notice that: (1) lists the address to which demand for payment and certificates for shares must be sent to obtain payment for such shares and the date by which such certificates must be received; (2) describes any restriction on transfer of uncertificated shares that will apply after the demand for payment is received; (3) encloses a form to demand payment and to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them; and (4) encloses a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares.

Submission of Share Certificates
      To receive the fair value of his, her, or its shares, a dissenting shareholder must demand payment and deposit his or her share certificates within 30 days after the notice is delivered by the Company, but the dissenting shareholder retains all other rights of a shareholder until the proposed action takes effect. Under Minnesota law, notice by mail is made by the Company when deposited in the United States mail. A shareholder who fails to make demand for payment and fails to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of such shareholder’s notice of intent to demand payment.
Purchase of Dissenting Shares
      After the Effective Time, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the Company estimates to be the fair value of the shares held by such shareholders, plus interest accompanied by certain financial information about the Company, an estimate of the fair value of the shares and the method used and a copy of Sections 302A.471 and 302A.473 of the MBCA, and a brief description of the procedure to be followed to demand supplemental payment.
Acceptance or Settlement of Demand
      If a dissenting shareholder believes that the amount remitted by the Company is less than the fair value of the shares, with interest, the dissenting shareholder may give written notice to the Company of his or her estimate of fair value, with interest, within 30 days after the Company mails such remittance and must demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY. Within 60 days after the Company receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded (or agreed to after discussion between the shareholder and the Company) or to file in court a petition requesting that the court determine the fair value of the shares, with interest.
Court Determination
      All shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to such court proceeding. The court will then determine whether the dissenting shareholders have fully complied with the provisions of Section 302A.473 of the MBCA and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not such method was used by the Company or a shareholder. The expenses of the court proceeding will be assessed against the Company, except that the court may assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith. The fair value of the Company’s shares means the fair value of the shares immediately before the Effective Time. Under Section 302A.471 of the MBCA, a shareholder of the Company has no right at law or equity to set aside the consummation of the Merger, except if such consummation is fraudulent with respect to such shareholder or the Company. Any shareholder making a demand for payment of fair value for his or her shares may withdraw the demand at any time before the determination of the fair value of the shares by filing with the Company written notice of such withdrawal.
Abandonment of Merger
      Notwithstanding shareholder approval, the Board of Directors of the Company may terminate the Merger Agreement and abandon the Reincorporation at any time before consummation of the Merger if: (i) shareholders exercise dissenter’s rights and the Company becomes obligated to make a substantial payment to such dissenting shareholders; or (ii) the Board of Directors of the Company determines that in its judgment the Merger does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated, the Board of Directors abandons the Merger, or the Company’s shareholders fail to approve the Merger, the Company would remain a Minnesota corporation.
SHAREHOLDER VOTE REQUIRED
      Approval of the Reincorporation from Minnesota to Delaware by Merger will require the affirmative vote of a majority of the shares entitled to be cast therefor.
      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL TO APPROVE THE REINCORPORATION FROM MINNESOTA TO DELAWARE PURSUANT TO THE MERGER AGREEMENT BETWEEN THE COMPANY AND DELAWARE SUN NEW MEDIA, INC., OTHER RELATED CHANGES IN THE RIGHTS OF SHAREHOLDERS AND THE ENTRY OF THE COMPANY INTO THE INDEMNITY AGREEMENTS WITH EACH DIRECTOR.
PROPOSAL NO. 3
ADJOURNMENT OF THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES
      Under our Bylaws, any meeting of shareholders, whether or not a quorum is present or has been established, may be adjourned by the affirmative vote of more shares of stock entitled to vote who are present, in person or by proxy, than are voted against the adjournment. Notice must be given of the date, time or place of the adjourned meeting to shareholders who were not present at the time of adjournment. If we determine that an adjournment of the meeting is appropriate for the purpose of soliciting additional proxies in favor of any proposal being submitted by Sun New Media, Inc. at the meeting, such adjournment will be submitted for a shareholder vote under Item 3 of the attached Notice of Meeting. We will also use the discretionary authority conferred on our proxy holders by duly executed proxy cards to vote for any other matter as we determine to be appropriate.
Vote Required and Board of Directors Recommendation
      Approval of this proposal would require the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the special meeting of shareholders, as well as the presence of a quorum. Abstentions and broker non-votes would be counted for purposes of determining the presence of a quorum but otherwise would not have any effect on the outcome of the proposal.
      The Board of Directors unanimously recommends a vote “FOR” adjournment of the meeting, if necessary in the judgment of the proxy holders, to solicit additional proxies in favor of Sun New Media, Inc.’s proposals in this proxy statement.

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP BY MANAGEMENT
      The following table sets forth, as of May 19, 2006, certain information with respect to the beneficial ownership of our Common Stock by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) each director and director-nominee of Sun New Media, Inc., (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group.

	Amounts and
	Nature of
	Beneficial	Percentage of
Name and Address of Beneficial Owner	Ownership(1)	Class(1)

Bruno Wu(2)	34,954,825	34.5%
John Zongyang Li(3)	24,924,825	24.6%
Yang Qi	8,940,000	8.8%
Kay Koplovitz	1,000,000	*
Herbert Kloiber(4)	1,000,000	*
William Adamopoulos	500,000	*
Bing Yu	—	—
Mark Newburg	—	—
Ricky Gee Hing Ang	150,000	*
Frank Zhao	70,000	*
Hwee Ling Ng	60,000	*
Sun Media Investment Holdings Limited (“SMIH”)	24,774,825	24.4%
P.O. Box 957
Offshore Incorporations
Centre, Road Town, Tortola, British Virgin Islands
Sun Culture Foundation Limited	10,000,000	9.9%
Room 3503, 35/ F.,
Two International Finance Centre,
8 Finance Street,
Central, Hong Kong
Capital Alliance Group	7,075,670	7.0%
1200-77 West Broadway
Vancouver, BC
Canada
Tele-Munchen Fernseh-Gmbh & CO	1,000,000	*
Produktionsgesellschaft,
Kaufingerstr.24 Germany
Directors and Executive Officers as a Group(5)	46,824,825	46.2%

*	Less than one percent.

(1)	Based on 101,330,089 shares of common stock issued and outstanding as of May 19, 2006. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, if any, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise noted, the address for each beneficial owner is 5 Bldg. Yi, Shiqiao World Trade Apt., 16 Dongsanhuang Rd., Chaoyang District, Beijing 100022, PRC.

(2)	Includes 24,774,825 shares held by SMIH, 10,000,000 shares held by Sun Culture Foundation and 180,000 shares held by Ms. Yang Lan. Our Chairman, Dr Bruno Wu, is also the Chairman and Director of SMIH and a member of the Sun Culture Foundation.

(3)	Includes 24,774,825 shares held by SMIH. Our Director, John Zongyang Li, is also a Director and shareholder of SMIH.

(4)	Includes 1,000,000 shares held by Tele-Munchen Fernseh-Gmbh & Co. Our Director, Dr Herbert Kloiber, is also the Chairman and majority shareholder of Tele-Munchen Fernseh-Gmbh & Co.

(5)	Includes 24,774,825 shares held by SMIH, 10,000,000 shares held by Sun Culture Foundation, 8,940,000 shares held by Yang Qi, 1,000,000 shares held by Kay Koplovitz, 1,000,000 shares held by Tele-Munchen Fernseh-Gmbh & Co, 500,000 shares held by William Adamopoulos and an aggregate of 610,000 shares held by Yang Lan, John Zongyang Li, Ricky Gee Hing Ang, Frank Zhao and Hwee Ling Ng.

EXECUTIVE COMPENSATION AND OTHER MATTERS
Executive Compensation

Summary of Compensation of Executive Officers
      Our first fiscal period operated from inception on June 6, 2005 through September 30, 2005. We subsequently changed our fiscal year end to March 31. During this period. no executive officer of the Company received compensation in excess of $100,000. During this period, no cash compensation was paid to any executive officers. No options were exercised by executive officers during the fiscal year.
Employment Contracts and Termination of Employment and Change-in-Control Arrangements
      We entered into a three year employment contract with Frank Zhao, our Chief Financial Officer. Pursuant to the agreement, Mr. Zhao is entitled to employment benefits and annual leave.
      We entered into an agreement with Hwee Ling Ng, our Senior Vice President of Finance, pursuant to which we will provide Ms. Ng with severance payments equal to three months salary in the event her employment is terminated.

Aggregated Options/ SAR Exercises and Fiscal year-End Option/ SAR Value Table

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

			Number of Securities	Value of Unexercised
			Underlying Unexercised	In-the Money
			Options/SARs at	Options/SARs at
	Shares Acquired	Value	FY-End (#)	FY-End ($)
Name	on Exercise (#)	Realized ($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Toby Chu	Nil	Nil	100,000	$370,000
Note:

(1)	The closing bid price On September 30, 2005 was $3.70.

Compensation of Directors
      No compensation was paid to any of our directors for the director’s services as a director during the fiscal period ended September 30, 2005. We recently adopted a compensation program for the independent members of our Board of Directors which has both a cash component and an equity component. The cash component is comprised of (i) a $50,000 annual retainer payable in quarterly installments, (ii) a $25,000 annual retainer for the chair of the Audit Committee, (iii) a $10,000 annual retainer for the chairs of the Compensation Committee and Nominating and Corporate Governance Committee and (iv) a $1,000 stipend for attendance at each board meeting and committee meeting. The equity component of the program is comprised of (i) a stock option grant or restricted stock grant with a value of $25,000 upon appointment to the board and (ii) a stock option grant or restricted stock grant with a value of $75,000 upon election to the Board by the shareholders. In addition, the board of directors may award special remuneration to any director undertaking any special services on behalf of our company other than services ordinarily required of a director.

      Equity Compensation Plan. The following table provides information as of September 30, 2005, concerning shares of our common stock authorized for issuance under our existing equity compensation plans.

Number of Securities
	Number of Securities		Remaining Available
	to be Issued Upon	Weighted Average	for Future Issuance
	Exercise of	Exercise Price of	(Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected
	Warrants and Rights	Warrants and Rights	in Column(a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	488,500	$0.765	—
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total:	488,500	$0.765	—
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      Other than disclosed below or under the caption entitled “Executive Compensation and Other Matters,” during the last two years, we were not involved in any transaction in which a director, director nominee, officer or shareholder of the Company, or any family member of any such persons, had a direct or indirect material interest where the amount involved exceeded $60,000.
      In October 2005, we issued 50,000,000 million shares of our common stock to SMIH in consideration for the outstanding shares of SNMG (the “SNMG Transaction”). Messrs. Bruno Wu and John Zongyang Li are all directors and officers of Sun Media Investment Holdings Limited (“SMIH”) and were appointed directors and officers of the Company on close of the SNMG Transaction pursuant to the terms of that agreement.
      In conjunction with the SNMG Transaction, CAG sold to SMIH 500,000 shares of our common stock (pre stock split) for an aggregate purchase price of $450,000. In addition, CAG entered into a management agreement with us on close of the SNMG Transaction and we issued 250,000 shares of our common stock to CAG as compensation for its performance under this management agreement.
      Our majority shareholder, SMIH owns approximately 11.3% of Sun Business Network Ltd. (“SBN”), and our Chairman, Mr. Wu, is also the Executive Chairman and Director of SBN.
      On November 21, 2005, we entered into two agreements with SBN. Pursuant to the first agreement, we would issue 1,156,303 shares of our common stock in exchange for a group of property holdings in Beijing and 53,000,000 common shares of Asia Premium Television Group, Inc. We will issue up to 13,800,000 shares of our common stock, 50% to be issued upon closing and the remaining 50% within 30 days of receipt of the audited accounts of the on-line publishing business purchased from SBN. SNMI also entered into a Shares Swap Agreement with SBN. Under the terms of the Shares Swap Agreement, SBN will issue 150,000,000 SBN shares in exchange for 5,042,017 shares of our common stock.
      On December 6, 2005, we entered into an agreement with SMIH which provides that we will issue 2,008,929 shares of our common stock in exchange for 75,000,000 ordinary shares of SBN. As a result of the transaction, we will acquire approximately 10.15% of the existing issued share capital of SBN. The closing of the transaction subject to certain closing conditions and is expected to close during the first quarter of 2006. We entered into a termination agreement with SMIH on March 31, 2006 with respect to this transaction.
      On February 15, 2006, we acquired Sun New Media Holdings Ltd. (“SMH”) from SMIH. We paid US$1.00 to SMIH in exchange for 100% of the outstanding shares of SMH. SMH has a 51% stake in Compass Multi-media Ltd, a 85% stake in Sun 365 Multi-Media Holdings Limited and a 30% stake in Global Woman Multimedia Co Limited.
      On April 20, 2006, we entered into an agreement with SMIH for the purchase of various assets, including real estates, automobiles, office equipment and program rights as well as 48,629,331 shares in Asia Premium

Television Group for an aggregate consideration of US$3,442,587 which is to be satisfied by the issuance of 860,647 shares of our common stock.
SHAREHOLDER PROPOSALS TO BE PRESENTED
AT 2007 ANNUAL MEETING
      Shareholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included our proxy materials for the 2007 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than 120 days prior to the anniversary of the date the proxy statement for the prior year’s annual meeting was mailed to shareholders. Should a stockholder proposal be brought before the 2007 annual meeting, regardless of whether it is included in our proxy materials, our management proxy holders will be authorized by our proxy form to vote for or against the proposal, in their discretion, if we do not receive notice of the proposal, addressed to the Secretary at our principal executive offices, prior to the close of business on 45 days prior to the date the proxy statement for the prior year’s annual meeting was mailed to shareholders
TRANSACTION OF OTHER BUSINESS
      At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the special meeting other than as described in this proxy statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By order of the Board of Directors

Frank Zhao
Secretary

APPENDIX A
AGREEMENT AND PLAN OF MERGER
      THIS AGREEMENT AND PLAN OF MERGER (the “Merger Agreement”) is entered into as of May 24, 2006 by and between Sun New Media, Inc., a Minnesota corporation (“SNMI MN”), and Delaware Sun New Media, Inc., a Delaware corporation (“SNMI Delaware”).
WITNESSETH:
      WHEREAS, SNMI Delaware is a corporation duly organized and existing under the laws of the State of Delaware;
      WHEREAS, SNMI MN is a corporation duly organized and existing under the laws of the State of Minnesota;
      WHEREAS, on the date of this Merger Agreement, SNMI Delaware has authority to issue 750,000,000 shares of Common Stock, par value $0.01 per share (the “SNMI Delaware Common Stock”), of which 1,000 shares are issued and outstanding and owned by SNMI MN and 250,000,000 shares of Preferred Stock, par value $0.01 per share (the “SNMI Delaware Preferred Stock”), of which no shares are issued or outstanding;
      WHEREAS, on the date of this Merger Agreement, SNMI MN has authority to issue 750,000,000 shares of Common Stock (the “SNMI MN Common Stock”), of which 101,330,089 shares are issued and outstanding, and 250,000,000 shares of Preferred Stock (the “SNMI MN Preferred Stock”), of which                     shares are issued and outstanding;
      WHEREAS, the respective Boards of Directors for SNMI Delaware and SNMI MN have determined that, for the purpose of effecting the reincorporation of SNMI MN in the State of Delaware, it is advisable and to the advantage of said two corporations and their shareholders that SNMI MN merge with and into SNMI Delaware upon the terms and conditions herein provided; and
      WHEREAS, the respective Boards of Directors of SNMI Delaware and SNMI MN have adopted and approved this Merger Agreement;
      NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, SNMI MN and SNMI Delaware hereby agree to merge as follows:

1. Merger. SNMI MN shall be merged with and into SNMI Delaware, and SNMI Delaware shall survive the merger (“Merger”), effective upon the date when this Merger Agreement is made effective in accordance with applicable law (the “Effective Date”).

2. Governing Documents. The Certificate of Incorporation of SNMI Delaware shall continue to be the Certificate of Incorporation of SNMI Delaware as the surviving Corporation. Article FIRST of the Restated Certificate of Incorporation of SNMI Delaware shall be amended to read as follows:

FIRST: The name of the Corporation is SUN NEW MEDIA, INC.

The Bylaws of SNMI Delaware, in effect on the Effective Date, shall continue to be the Bylaws of SNMI Delaware as the surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable laws.

3. Directors and Officers. The directors and officers of SNMI MN shall become the directors and officers of SNMI Delaware upon the Effective Date and any committee of the Board of Directors of SNMI MN shall become the members of such committees for SNMI Delaware.

4. Succession. On the Effective Date, SNMI Delaware shall succeed to SNMI MN in the manner of and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware.

5. Further Assurances. From time to time, as and when required by SNMI Delaware or by its successors and assigns, there shall be executed and delivered on behalf of SNMI MN such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in SNMI Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of SNMI MN, and otherwise to carry out the purposes of this Merger Agreement and the officers and directors of SNMI Delaware are fully authorized in the name and on behalf of SNMI MN or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6. Stock of SNMI MN.

a. Common Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of SNMI MN Common Stock outstanding immediately prior thereto shall be changed and converted into one (1) fully paid and nonassessable share of SNMI Delaware Common Stock.

b. Preferred Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of each series of SNMI MN Preferred Stock outstanding immediately prior thereto shall be changed and converted into one (1) fully paid and nonassessable share of SNMI Delaware Preferred Stock of an equivalent series.

7. Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of SNMI MN stock shall be deemed for all purposes to evidence ownership of and to represent the shares of SNMI Delaware stock into which the shares of SNMI MN stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of SNMI Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to SNMI Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of SNMI Delaware stock evidenced by such outstanding certificate as above provided.

8. Options, Warrants and All Other Rights to Purchase Stock. Upon the Effective Date, each outstanding option, warrant or other right to purchase shares of SNMI MN stock, including those options granted under the 2006 Stock Plan (the “Plan”) of SNMI MN, shall be converted into and become an option, warrant, or right to purchase the same number of shares of SNMI Delaware stock, at a price per share equal to the exercise price of the option, warrant or right to purchase SNMI MN stock and upon the same terms and subject to the same conditions as set forth in the Plan and other agreements entered into by SNMI MN pertaining to such options, warrants, or rights. A number of shares of SNMI Delaware stock shall be reserved for purposes of such options, warrants, and rights equal to the number of shares of SNMI MN stock so reserved as of the Effective Date. As of the Effective Date, SNMI Delaware shall assume all obligations of SNMI MN under agreements pertaining to such options, warrants, and rights, including the Plan, and the outstanding options, warrants, or other rights, or portions thereof, granted pursuant thereto.

9. Other Employee Benefit Plans. As of the Effective Date, SNMI Delaware hereby assumes all obligations of SNMI MN under any and all employee benefit plans in effect as of said date or with respect to which employee rights or accrued benefits are outstanding as of said date.

10. Outstanding Common Stock of SNMI Delaware. Forthwith upon the Effective Date, the one thousand (1,000) shares of SNMI Delaware Common Stock presently issued and outstanding in the name of SNMI MN shall be canceled and retired and resume the status of authorized and unissued shares of SNMI Delaware Common Stock, and no shares of SNMI Delaware Common Stock or other securities of SNMI Delaware shall be issued in respect thereof.

11. Amendment. At any time before or after approval and adoption by the stockholders of SNMI MN, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of SNMI Delaware and SNMI MN, to the extent legally permitted, to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

12. Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either SNMI MN or SNMI Delaware or both, notwithstanding approval of this Merger Agreement by the sole stockholder of SNMI Delaware and the shareholders of SNMI MN.

13. Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

      IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by resolution of the Board of Directors of SNMI MN and SNMI Delaware, is hereby executed on behalf of each of said two corporations by their respective officers thereunto duly authorized.

DELAWARE SUN NEW MEDIA, INC.,
a Delaware corporation

By:	/s/ Ricky Gee Hing Ang

Ricky Gee Hing Ang, President

SUN NEW MEDIA, INC.,
a Minnesota corporation

By:	/s/ Bruno Wu

Bruno Wu, Chairman

APPENDIX B
BYLAWS OF
DELAWARE SUN NEW MEDIA
ARTICLE I
STOCKHOLDERS
      1.1 Place of Meetings. All meetings of stockholders shall be held at such place (if any) within or without the State of Delaware as may be designated from time to time by the Board of Directors or the President and Chief Executive Officer.
      1.2 Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date to be fixed by the Board of Directors at the time and place to be fixed by the Board of Directors and stated in the notice of the meeting. In lieu of holding an annual meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any annual meeting of stockholders may be held solely by means of remote communication.
      1.3 Special Meetings. Special meetings of stockholders may be called at any time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer or the holders of record of not less than 25% of all shares entitled to cast votes at the meeting, for any purpose or purposes prescribed in the notice of the meeting and shall be held at such place (if any), on such date and at such time as the Board may fix. In lieu of holding a special meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any special meeting of stockholders may be held solely by means of remote communication. Business transacted at any special meeting of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.
      Upon request in writing sent by registered mail to the President or Chief Executive Officer by any stockholder or stockholders entitled to request a special meeting of stockholders pursuant to this Section 1.3, and containing the information required pursuant to Sections 1.10 and 2.16, as applicable, the Board of Directors shall determine a place and time for such meeting, which time shall be not less than 120 nor more than 130 days after the receipt of such request, and a record date for the determination of stockholders entitled to vote at such meeting shall be fixed by the Board of Directors, in advance, which shall not be more that 60 days nor less than 10 days before the date of such meeting. The Board of Directors may postpone or reschedule any previously scheduled special meeting. Following such receipt of a request and determination by the Secretary of the validity thereof, it shall be the duty of the Secretary to present the request to the Board of Directors, and upon Board action as provided in this Section 1.3, to cause notice to be given to the stockholders entitled to vote at such meeting, in the manner set forth in Section 1.4, hereof, that a meeting will be held at the place, if any, and time so determined, for the purposes set forth in the stockholder’s request, as well as any purpose or purposes determined by the Board of Directors in accordance with this Section 1.3.
      1.4 Notice of Meetings.
      (a) Written notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or as required by law (meaning here and hereafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation). The notice of any meeting shall state the place, if any, date and hour of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

      (b) Notice to stockholders may be given by personal delivery, mail, or, with the consent of the stockholder entitled to receive notice, by facsimile or other means of electronic transmission. If mailed, such notice shall be delivered by postage prepaid envelope directed to each stockholder at such stockholder’s address as it appears in the records of the Corporation and shall be deemed given when deposited in the United States mail. Notice given by electronic transmission pursuant to this subsection shall be deemed given: (1) if by facsimile telecommunication, when directed to a facsimile telecommunication number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by personal delivery, by mail, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
      (c) Notice of any meeting of stockholders need not be given to any stockholder if waived by such stockholder either in a writing signed by such stockholder or by electronic transmission, whether such waiver is given before or after such meeting is held. If such a waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.
      1.5 Voting List. The officer who has charge of the stock ledger of the corporation shall prepare, at least 10 days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order for each class of stock and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, in the manner provided by law. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present. This list shall determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.
      1.6 Quorum. Except as otherwise provided by law or these Bylaws, the holders of a majority of the shares of the capital stock of the corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Where a separate class vote by a class or classes or series is required, a majority of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.
      1.7 Adjournments. Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these Bylaws by the chairman of the meeting or, in the absence of such person, by any officer entitled to preside at or to act as secretary of such meeting, or by the holders of a majority of the shares of stock present or represented at the meeting and entitled to vote, although less than a quorum. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.
      1.8 Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or in the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person or may authorize any other person or persons to vote or act for him by written proxy executed by the stockholder or his authorized agent or by a transmission permitted by law and delivered to the Secretary of the corporation. Any copy, facsimile transmission or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission.
      1.9 Action at Meeting. When a quorum is present at any meeting, any election of directors shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election, and any other matter shall be determined by a majority in voting power of the shares present in person or represented by proxy and entitled to vote on the matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, a majority of the shares of each such class present in person or represented by proxy and entitled to vote on the matter) shall decide such matter, except when a different vote is required by express provision of law, the Certificate of Incorporation or these Bylaws.
      All voting, including on the election of directors, but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy, a vote by ballot shall be taken. Each ballot shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. The corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as an alternate inspector to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability.
      1.10 Notice of Stockholder Business.
      (a) At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) properly brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before an annual meeting by a stockholder of record. For business to be properly brought before an annual meeting by a stockholder, it must be a proper matter for stockholder action under the Delaware General Corporation Law, and the stockholder must have given timely notice thereof in writing to the Secretary of the corporation and if the stockholder, or the beneficial owner on whose behalf any such proposal is made, has provided the corporation with a Solicitation Notice, as that term is defined in subclause (v) of paragraph (b), such stockholder or beneficial owner must have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry any such proposal, and must have included in such materials the Solicitation Notice, and if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section. To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the corporation’s principal executive offices not less than 120 calendar days in advance of the first anniversary of the date that the corporation’s (or the corporation’s predecessor’s) proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting is more than 30 days earlier than the date contemplated at the time of the previous year’s proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the 10th day following the day on which the date of the annual meeting is publicly announced. “Public announcement” for purposes hereof shall have the meaning set forth in Article II, Section 2.15(c) of these Bylaws. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

      (b) A stockholder’s notice to the Secretary of the corporation shall set forth as to each matter the stockholder proposes to bring before the annual or special meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class and number of shares of the corporation which are owned beneficially and of record by the stockholder and such other beneficial owner, and (iv) any material interest of the stockholder and such other beneficial owner in such business and (v) whether such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal (an affirmative statement of such intent being referred to in this Section 1.10 as a “Solicitation Notice”).
      (c) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
      1.11 Conduct of Business. At every meeting of the stockholders, the Chairman of the Board, or, in his or her absence, the President, or, in his or her absence, such other person as may be appointed by the Board of Directors, shall act as chairman. The Secretary of the corporation or a person designated by the chairman of the meeting shall act as secretary of the meeting. Unless otherwise approved by the chairman of the meeting, attendance at the stockholders’ meeting is restricted to stockholders of record, persons authorized in accordance with Section 1.8 of these Bylaws to act by proxy, and officers of the corporation.
      The chairman of the meeting shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the chairman’s discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.
      The chairman shall also conduct the meeting in an orderly manner, rule on the precedence of, and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. Without limiting the foregoing, the chairman may (a) restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the presiding officer or Board of Directors, (b) restrict use of audio or video recording devices at the meeting, and (c) impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the chairman shall have the power to have such person removed from the meeting. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 1.11 and Section 1.10 above. The chairman of a meeting may determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the provisions of this Section 1.11 and Section 1.10, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
      1.12 Stockholder Action Without Meeting. Effective upon the closing of the Merger (as defined in the Corporation’s Certificate of Incorporation), any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing by such stockholders. At all times prior to the closing of the Merger (as defined in the Corporation’s Certificate of Incorporation), any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the actions so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the Secretary of the corporation and shall be maintained in the corporate records. Prompt notice of the taking of a corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.
      An electronic transmission consenting to an action to be taken and transmitted by a stockholder, or by a proxy holder or other person authorized to act for a stockholder, shall be deemed to be written, signed and dated for the purpose of this Section 1.12, provided that such electronic transmission sets forth or is delivered with information from which the corporation can determine (i) that the electronic transmission was transmitted by the stockholder or by a person authorized to act for the stockholder and (ii) the date on which such stockholder or authorized person transmitted such electronic transmission. The date on which such electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the books in which proceedings of meetings of stockholders are recorded.
      1.13 Meetings by Remote Communication. If authorized by the Board of Directors, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, participate in the meeting and be deemed present in person and vote at the meeting, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (ii) the corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.
ARTICLE II
BOARD OF DIRECTORS
      2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.
      2.2 Number and Term of Office. Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the number of directors shall initially be two (2) and, immediately following the Merger (as defined in the corporation’s Certificate of Incorporation) the number of directors shall be set at seven (7) and thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Effective upon the date of the closing of the Merger (as defined in the Corporation’s Certificate of Incorporation) (the “Effective Date”), the directors, other than those who may be elected by the holders of any series of preferred stock under specified circumstances, shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders held after the Effective Date; the term of office of the second class to expire at the second annual meeting of stockholders held after the Effective Date; the term of office of the third class to expire at the third annual meeting of stockholders held after the Effective Date; and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election. All directors shall hold office until the expiration of the term for which elected and until their respective successors are elected, except in the case of the death, resignation or removal of any director. At each annual meeting of stockholders, commencing with the first annual meeting held after the Effective Date, (i) directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (ii) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.
      2.3 Vacancies and Newly Created Directorships. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), or by the sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires or until such director’s successor shall have been duly elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director.
      2.4 Resignation. Any director may resign by delivering notice in writing or by electronic transmission to the President, Chairman of the Board or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.
      2.5 Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class. Vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, or by the sole remaining director. Directors so chosen shall hold office until the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires.
      2.6 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.
      2.7 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or two or more directors and may be held at any time and place, within or without the State of Delaware.
      2.8 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by whom it is not waived by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director by (i) giving notice to such director in person or by telephone, electronic transmission or voice message system at least 24 hours in advance of the meeting, (ii) sending a facsimile to his last known facsimile number, or delivering written notice by hand to his last known business or home address, at least 24 hours in advance of the meeting, or (iii) mailing written notice to his last known business or home address at least three days in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.
      2.9 Participation in Meetings by Telephone Conference Calls or Other Methods of Communication. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.
      2.10 Quorum. A majority of the total number of authorized directors shall constitute a quorum at any meeting of the Board of Directors. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or at a meeting of a committee which authorizes a particular contract or transaction.
      2.11 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these Bylaws.
      2.12 Action by Written Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting if all members of the Board or committee, as the case may be, consent to the action in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
      2.13 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation, with such lawfully delegated powers and duties as it therefor confers, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the Delaware General Corporation Law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the Board of Directors.
      2.14 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.
      2.15 Nomination of Director Candidates. Subject to the rights of holders of any class or series of Preferred Stock then outstanding, nominations for the election of Directors may be made by (i) the Board of Directors or a duly authorized committee thereof or (ii) any stockholder entitled to vote in the election of Directors.
      2.16 Nomination of Director Candidates.
      (a) Subject to the rights of holders of any class or series of Preferred Stock then outstanding, nominations for the election of Directors at an annual meeting may be made by (i) the Board of Directors or a duly authorized committee thereof or (ii) any stockholder entitled to vote in the election of Directors generally who complies with the procedures set forth in this Bylaw and who is a stockholder of record at the time notice is delivered to the Secretary of the corporation. Any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at an annual meeting only if timely notice of such stockholder’s intent to make such nomination or nominations has been given in writing to the Secretary of the corporation and if the stockholder, or the beneficial owner on whose behalf any such nomination is made, has provided the corporation with a Solicitation Notice, as that term is defined in subclause (vii) of this paragraph, such stockholder or beneficial owner must have delivered a proxy statement and form of proxy to holders of a percentage of the corporation’s voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must have included in such materials the Solicitation Notice, and if no Solicitation

Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at the corporation’s principal executive offices not less than 120 calendar days in advance of the first anniversary of the date that the corporation’s (or the corporation’s predecessor’s) proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made. Each such notice shall set forth: (i) the name and address of the stockholder who intends to make the nomination, of the beneficial owner, if any, on whose behalf the nomination is being made and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder or such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; (v) the consent of each nominee to serve as a director of the corporation if so elected; (vi) the class and number of shares of the corporation that are owned beneficially and of record by such stockholder and such beneficial owner; and (vii) whether such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent being referred to in this Section 2.15 as a “Solicitation Notice”). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Notwithstanding the third sentence of this Section 2.15(a), in the event that the number of Directors to be elected at an annual meeting is increased and there is no public announcement by the corporation naming the nominees for the additional directorships at least 130 days prior to the first anniversary of the date that the corporation’s (or its predecessor’s) proxy statement was released to stockholders in connection with the previous year’s annual meeting, a stockholder’s notice required by this Section 2.15(a) shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.
      (b) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation’s notice of meeting by (i) or at the direction of the Board of Directors or a committee thereof or (ii) any stockholder of the corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Bylaw and who is a stockholder of record at the time such notice is delivered to the Secretary of the corporation. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as are specified in the corporation’s notice of meeting, if the stockholder’s notice as required by paragraph (a) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

      (c) For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
      (d) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
      (e) Only persons nominated in accordance with the procedures set forth in this Section 2.15 shall be eligible to serve as directors. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination was made in accordance with the procedures set forth in this Section 2.15 and (b) if any proposed nomination was not made in compliance with this Section 2.15, to declare that such nomination shall be disregarded.
      (f) If the chairman of the meeting for the election of Directors determines that a nomination of any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of this Section 2.15, such nomination shall be void; provided, however, that nothing in this Section 2.15 shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock designation for any series of Preferred Stock.
ARTICLE III
OFFICERS
      3.1 Enumeration. The officers of the corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Treasurer, a Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine, including, at the discretion of the Board of Directors, a Chairman of the Board and one or more Vice Presidents and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.
      3.2 Election. Officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Officers may be appointed by the Board of Directors at any other meeting.
      3.3 Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.
      3.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, each officer shall hold office until his successor is elected and qualified, unless a different term is specified in the vote appointing him, or until his earlier death, resignation or removal.
      3.5 Resignation and Removal. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer elected by the Board of Directors may be removed at any time, with or without cause, by the Board of Directors.
      3.6 Chairman of the Board. The Board of Directors may appoint a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, he shall perform such duties and possess such powers as are assigned to him by the Board of Directors. Unless otherwise provided by the Board of Directors, he shall preside at all meetings of the Board of Directors.
      3.7 Chief Executive Officer. The Chief Executive Officer of the corporation shall, subject to the direction of the Board of Directors, have general supervision, direction and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the Board, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the chief executive officer of a corporation, including general supervision, direction and control of the business and supervision of other officers of the corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.
      3.8 President. Subject to the direction of the Board of Directors and such supervisory powers as may be given by these Bylaws or the Board of Directors to the Chairman of the Board or the Chief Executive Officer, if such titles be held by other officers, the President shall have general supervision, direction and control of the business and supervision of other officers of the corporation. Unless otherwise designated by the Board of Directors, the President shall be the Chief Executive Officer of the corporation. The President shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. He or she shall have power to sign stock certificates, contracts and other instruments of the corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the corporation, other than the Chairman of the Board and the Chief Executive Officer.
      3.9 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have at the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.
      3.10 Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the Secretary, including, without limitation, the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to keep a record of the proceedings of all meetings of stockholders and the Board of Directors, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.
      Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.
      In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.
      3.11 Treasurer. The Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation, the duty and power to keep and be responsible for all funds and securities of the corporation, to maintain the financial records of the corporation, to deposit funds of the corporation in depositories as authorized, to disburse such funds as authorized, to make proper accounts of such funds, and to render as required by the Board of Directors accounts of all such transactions and of the financial condition of the corporation.
      3.12 Chief Financial Officer. The Chief Financial Officer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors, the Chief Executive Officer or the President. Unless otherwise designated by the Board of Directors, the Chief Financial Officer shall be the Treasurer of the corporation.
      3.13 Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.
      3.14 Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

ARTICLE IV
CAPITAL STOCK
      4.1 Issuance of Stock. Subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.
      4.2 Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.
      Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the Bylaws, applicable securities laws or any agreement among any number of shareholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.
      4.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, the Certificate of Incorporation or the Bylaws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these Bylaws.
      4.4 Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.
      4.5 Record Date. The Board of Directors may fix in advance a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, concession or exchange of stock, or for the purpose of any other lawful action. Such record date shall not precede the date on which the resolution fixing the record date is adopted and shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.
      If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action by the Board of Directors is necessary shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

      A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
ARTICLE V
GENERAL PROVISIONS
      5.1 Fiscal Year. The fiscal year of the corporation shall be as fixed by the Board of Directors.
      5.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.
      5.3 Waiver of Notice. Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these Bylaws, a waiver of such notice either in writing signed by the person entitled to such notice or such person’s duly authorized attorney, or by electronic transmission or any other method permitted under the Delaware General Corporation Law, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting to the timeliness of notice.
      5.4 Actions with Respect to Securities of Other Corporations. Except as the Board of Directors may otherwise designate, the Chief Executive Officer or President or any officer of the corporation authorized by the Chief Executive Officer or President shall have the power to vote and otherwise act on behalf of the corporation, in person or proxy, and may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact to this corporation (with or without power of substitution) at any meeting of stockholders or shareholders (or with respect to any action of stockholders) of any other corporation or organization, the securities of which may be held by this corporation and otherwise to exercise any and all rights and powers which this corporation may possess by reason of this corporation’s ownership of securities in such other corporation or other organization.
      5.5 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.
      5.6 Certificate of Incorporation. All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.
      5.7 Severability. Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.
      5.8 Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.
      5.9 Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by commercial courier service, or by facsimile or other electronic transmission, provided that notice to stockholders by electronic transmission shall be given in the manner provided in Section 232 of the Delaware General Corporation Law. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the corporation. The time when such notice shall be deemed to be given shall be the time such notice is received by such stockholder, director, officer, employee or agent, or by any person accepting such notice on behalf of such person, if delivered by hand, facsimile, other electronic transmission or commercial courier service, or the time such notice is dispatched, if delivered through the mails. Without limiting the manner by which notice otherwise may be given effectively, notice to any stockholder shall be deemed given: (1) if by facsimile, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (2) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; (4) if by any other form of electronic transmission, when directed to the stockholder; and (5) if by mail, when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation.
      5.10 Reliance Upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the corporation as provided by law, including reports made to the corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.
      5.11 Time Periods. In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.
      5.12 Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.
      5.13 Annual Report. For so long as the corporation has fewer than 100 holders of record of its shares, the mandatory requirement of an annual report under Section 1501 of the California Corporations Code is hereby expressly waived.
ARTICLE VI
AMENDMENTS
      6.1 By the Board of Directors. Except as is otherwise set forth in these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.
      6.2 By the Stockholders. Notwithstanding any other provision of these Bylaws or any provision of law which might permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the corporation required by law, these Bylaws or with respect to any preferred stock, the affirmative vote of the holders of at least 66 2/3 % of the voting power of all of the shares of capital stock of the corporation issued and outstanding and entitled to vote generally in any election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws. Such vote may be held at any annual meeting of stockholders, or at any special meeting of stockholders provided that notice of such alteration, amendment, repeal or adoption of new Bylaws shall have been stated in the notice of such special meeting.
ARTICLE VII
INDEMNIFICATION OF DIRECTORS AND OFFICERS
      7.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (“proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as a controlling person of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer, or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said Law permitted the corporation to provide prior to such amendment) against all expenses, liability and loss reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 7.2 of this Article VII, the corporation shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if (a) such indemnification is expressly required to be made by law, (b) the proceeding (or part thereof) was authorized by the Board of Directors of the corporation, (c) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law, or (d) the proceeding (or part thereof) is brought to establish or enforce a right to indemnification or advancement under an indemnity agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law. The rights hereunder shall be contract rights and shall include the right to be paid expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer of the corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is tendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately by final judicial decision from which there is no further right to appeal that such director or officer is not entitled to be indemnified under this Section or otherwise.
      7.2 Right of Claimant to Bring Suit. If a claim under Section 7.1 is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, or 20 days in the case of a claim for advancement of expenses, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal that the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, shall be on the corporation.
      7.3 Indemnification of Employees and Agents. The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of related expenses, to any employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification of and advancement of expenses to directors and officers of the corporation.

      7.4 Non-Exclusivity of Rights. The rights conferred on any person in this Article VII shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.
      7.5 Indemnification Contracts. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the corporation, or any person serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article VII.
      7.6 Insurance. The corporation may maintain insurance to the extent reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.
      7.7 Effect of Amendment. Any amendment, repeal or modification of any provision of this Article VII shall not adversely affect any right or protection of an indemnitee or his successor existing at the time of such amendment, repeal or modification.

CERTIFICATE OF SECRETARY
OF
DELAWARE SUN NEW MEDIA, INC.
(a Delaware corporation)
      I, Frank Zhao, the Secretary of Delaware Sun New Media, Inc., a Delaware corporation (the “Corporation”), hereby certify that the Bylaws to which this Certificate is attached are the Bylaws of the Corporation.
      Executed effective on the 24th day of May, 2006.

/s/ Frank Zhao

Frank Zhao, Secretary

APPENDIX C
CERTIFICATE OF INCORPORATION
OF
DELAWARE SUN NEW MEDIA, INC.
      FIRST: The name of the corporation is:
Delaware Sun New Media, Inc.
      SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.
      THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
      FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,000,000,000 consisting of 750,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”) and 250,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).
      The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereon. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the certificate or certificates establishing the series of Preferred Stock.
      FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

C. Following the closing of the merger of the Corporation with Sun New Media, Inc., a Minnesota corporation (the “Merger”), any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Prior to such Merger, unless otherwise provided by law, any action which may otherwise be taken at any meeting of the stockholders may be taken without a meeting and without prior notice, if a written consent describing such actions is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

D. Special meetings of stockholders of the Corporation may be called only (1) by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors

(whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption), (2) the Chairman of the Board of Directors, (3) the Chief Executive Officer of the Corporation or (4) by the holders of not less than twenty-five percent (25%) of all of the shares entitled to cast votes at the meeting.

      SIXTH:

A. The number of directors shall initially be set at two (2) and, immediately following the merger shall be set at seven (7). Thereafter, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Upon the closing of the Merger, the directors shall be divided into three classes with the term of office of the first class (Class I) to expire at the first annual meeting of the stockholders following the Merger; the term of office of the second class (Class II) to expire at the second annual meeting of stockholders held following the Merger; the term of office of the third class (Class III) to expire at the third annual meeting of stockholders held following the Merger; and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election. Subject to the rights of the holders of any series of Preferred Stock then outstanding, a vacancy resulting from the removal of a director by the stockholders as provided in Article SIXTH, Section C below may be filled at a special meeting of the stockholders held for that purpose. All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

B. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause (other than removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

C. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, or by the stockholders as provided in Article SIXTH, Section A above. Directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.
      SEVENTH: The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board). The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

      EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.
      If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.
      Any repeal or modification of the foregoing provisions of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
      NINTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 66 2/3 % of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article NINTH, Article FIFTH, Article SIXTH, Article SEVENTH or Article EIGHTH.
      TENTH: The name and mailing address of the incorporator is:

Eleni Ford
DLA Piper Rudnick Gray Cary US LLP
2000 University Avenue
East Palo Alto, CA 94303
      THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, does make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 15th day of May, 2006.

/s/ Eleni Ford

Eleni Ford, Incorporator

APPENDIX D
      302A.471 Rights of dissenting shareholders.
      Subdivision 1.     Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

(a) unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1) alters or abolishes a preferential right of the shares;

(2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

(5) eliminates the right to obtain payment under this subdivision;

(b) a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c) a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d) a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3;

(e) a plan of conversion adopted by the corporation; or

(f) any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.
      Subd. 2.     Beneficial owners. (a) A shareholder shall not assert dissenters’ rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.
      (b) A beneficial owner of shares who is not the shareholder may assert dissenters’ rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.
      Subd. 3.     Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.
      (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters’ rights.
      (c) Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1) The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(2) The applicability of clause (1) is determined as of:

(i) the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii) the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3) Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of the corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.
      Subd. 4.     Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.
      HIST:     1981 c 270 s 80; 1987 c 203 s 2,3; 1988 c 692 S 10; 1991 c 49 s 16; 1992 c 517 art 1 s 15; 1993 c 17 s 40; 1994 c 417 s 5; 1997 c 10 art 1 s 24; 1999 C 85 art 1 s 11; 2000 c 264 s 6, 7; 2002 c 311 art 1 s 20; 2004 c 199 art 14 s 16,17
      Copyright 2005 by the Office of Revisor of Statutes, State of Minnesota.
      302A.473 Procedures for asserting dissenters’ rights.
      Subdivision 1.     Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.
      (b) “Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.
      (c) “Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.
      (d) “Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

      Subd. 2.     Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.
      Subd. 3.     Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters’ rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.
      Subd. 4.     Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1) the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2) any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4) a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.
      (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.
      Subd. 5.     Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1) the corporation’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.
      (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

      (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.
      Subd. 6.     Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter’s own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.
      Subd. 7.     Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.
      Subd. 8.     Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.
      (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.
      (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.
      HIST:     1981 c 270 s 81; 1987 c 104 s 30 — 33; 1993 c 17 s 41,42; 1997 c 10 art 1 s 25; 2004 c 199 art 14 s 18,19
      Copyright 2005 by the Office of Revisor of Statutes, State of Minnesota.

APPENDIX E
INDEMNITY AGREEMENT
      This Indemnity Agreement, dated as of                     , 2006, is made by and between Sun New Media, Inc., a Delaware corporation (the “Company”), and                     (the “Indemnitee”).
RECITALS
      A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors, officers or agents of corporations unless they are protected by comprehensive liability insurance or indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors, officers and other agents.
      B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors, officers and agents with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take.
      C. Plaintiffs often seek damages in such large amounts and the costs of litigation may be so enormous (whether or not the case is meritorious), that the defense and/or settlement of such litigation is often beyond the personal resources of directors, officers and other agents.
      D. The Company believes that it is unfair for its directors, officers and agents and the directors, officers and agents of its subsidiaries to assume the risk of huge judgments and other expenses which may occur in cases in which the director, officer or agent received no personal profit and in cases where the director, officer or agent was not culpable.
      E. The Company recognizes that the issues in controversy in litigation against a director, officer or agent of a corporation such as the Company or its subsidiaries are often related to the knowledge, motives and intent of such director, officer or agent, that he is usually the only witness with knowledge of the essential facts and exculpating circumstances regarding such matters, and that the long period of time which usually elapses before the trial or other disposition of such litigation often extends beyond the time that the director, officer or agent can reasonably recall such matters and may extend beyond the normal time for retirement for such director, officer or agent with the result that he, after retirement or in the event of his death, his spouse, heirs, executors or administrators, may be faced with limited ability and undue hardship in maintaining an adequate defense, which may discourage such a director, officer or agent from serving in that position.
      F. Based upon their experience as business managers, the Board of Directors of the Company (the “Board”) has concluded that, to retain and attract talented and experienced individuals to serve as directors, officers and agents of the Company and its subsidiaries and to encourage such individuals to take the business risks necessary for the success of the Company and its subsidiaries, it is necessary for the Company to contractually indemnify its directors, officers and agents and the directors, officers and agents of its subsidiaries, and to assume for itself maximum liability for expenses and damages in connection with claims against such directors, officers and agents in connection with their service to the Company and its subsidiaries, and has further concluded that the failure to provide such contractual indemnification could result in great harm to the Company and its subsidiaries and the Company’s stockholders.
      G. Section 145 of the General Corporation Law of Delaware, under which the Company is organized (“Section 145”), empowers the Company to indemnify its directors, officers, employees and agents by agreement and to indemnify persons who serve, at the request of the Company, as the directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive.

      H. The Company desires and has requested the Indemnitee to serve or continue to serve as a director, officer or agent of the Company and/or one or more subsidiaries of the Company free from undue concern for claims for damages arising out of or related to such services to the Company and/or one or more subsidiaries of the Company.
      I. Indemnitee is willing to serve, or to continue to serve, the Company and/or one or more subsidiaries of the Company, provided that he is furnished the indemnity provided for herein.
AGREEMENT
      NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:
      1. Definitions.
      (a) Agent. For the purposes of this Agreement, “agent” of the Company means any person who is or was a director, officer, employee or other agent of the Company or a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company, or was a director, officer, employee or agent of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.
      (b) Expenses. For purposes of this Agreement, “expenses” include all out-of-pocket costs of any type or nature whatsoever (including, without limitation, all attorneys’ fees and related disbursements), actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement or Section 145 or otherwise; provided, however, that “expenses” shall not include any judgments, fines, ERISA excise taxes or penalties, or amounts paid in settlement of a proceeding.
      (c) Proceeding. For the purposes of this Agreement, “proceeding” means any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, or investigative.
      (d) Subsidiary. For purposes of this Agreement, “subsidiary” means any corporation of which more than 50% of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more other subsidiaries.
      2. Agreement to Serve. The Indemnitee agrees to serve and/or continue to serve as agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of the Company, so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws of the Company or any subsidiary of the Company or until such time as he tenders his resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment by Indemnitee.
      3. Liability Insurance.
      (a) Maintenance of D&O Insurance. The Company hereby covenants and agrees that, so long as the Indemnitee shall continue to serve as an agent of the Company and thereafter so long as the Indemnitee shall be subject to any possible proceeding by reason of the fact that the Indemnitee was an agent of the Company, the Company, subject to Section 3(c), shall promptly obtain and maintain in full force and effect directors’ and officers’ liability insurance (“D&O Insurance”) in reasonable amounts from established and reputable insurers.
      (b) Rights and Benefits. In all policies of D&O Insurance, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s directors, if the Indemnitee is a director; or of the Company’s officers, if the Indemnitee is not a director of the Company but is an officer; or of the Company’s key employees, if the Indemnitee is not a director or officer but is a key employee.

      (c) Limitation on Required Maintenance of D&O Insurance. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company.
      4. Mandatory Indemnification. Subject to Section 9 below, the Company shall indemnify the Indemnitee as follows:

(a) Third Party Actions. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify the Indemnitee against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such proceeding, provided the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

(b) Derivative Actions. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Company by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify the Indemnitee against all expenses actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of such proceeding, provided the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders; except that no indemnification under this subsection 4(b) shall be made in respect to any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction unless and only to the extent that the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which the court shall deem proper.

(c) Actions where Indemnitee is Deceased. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, and if prior to, during the pendency of after completion of such proceeding Indemnitee becomes deceased, the Company shall indemnify the Indemnitee’s heirs, executors and administrators against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred to the extent Indemnitee would have been entitled to indemnification pursuant to Sections 4(a) or 4(b) above were Indemnitee still alive.

(d) Limitations. Notwithstanding the foregoing, the Company shall not be obligated to indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) for which payment is actually made to or on behalf of Indemnitee under a valid and collectible insurance policy of D&O Insurance, or under a valid and enforceable indemnity clause, by-law or agreement.
      5. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a proceeding, but not entitled, however, to indemnification for all of the total amount hereof, the Company shall nevertheless indemnify the Indemnitee for such total amount except as to the portion hereof to which the Indemnitee is not entitled.
      6. Mandatory Advancement of Expenses. Subject to Section 9(a) below, the Company shall advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Company. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall be determined ultimately that the Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to the Indemnitee within twenty (20) days following delivery of a written request therefor by the Indemnitee to the Company. In the event that the Company fails to pay expenses as incurred by the Indemnitee as required by this paragraph, Indemnitee may seek mandatory injunctive relief from any court having jurisdiction to require the Company to pay expenses as set forth in this paragraph. If Indemnitee seeks mandatory injunctive relief pursuant to this paragraph, it shall not be a defense to enforcement of the Company’s obligations set forth in this paragraph that Indemnitee has an adequate remedy at law for damages.
      7. Notice and Other Indemnification Procedures.
      (a) Notice by Indemnitee. Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof.
      (b) Notice by Company. If, at the time of the receipt of a notice of the commencement of a proceeding pursuant to Section 7(a) hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.
      (c) Defense. In the event the Company shall be obligated to pay the expenses of any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee, upon the delivery to the Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that (i) the Indemnitee shall have the right to employ his counsel in any such proceeding at the Indemnitee’s expense; and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company.
      8. Determination of Right to Indemnification.
      (a) Successful Defense. To the extent the Indemnitee has been successful on the merits or otherwise in defense of any proceeding (including, without limitation, an action by or in the right of the Company) to which the Indemnitee was a party by reason of the fact that he is or was an agent of the Company at any time, the Company shall indemnify the Indemnitee against all expenses of any type whatsoever actually and reasonably incurred by him in connection with the investigation, defense or appeal of such proceeding.
      (b) Other Situations. In the event that Section 8(a) is inapplicable, the Company shall also indemnify the Indemnitee unless, and except to the extent that, the Company shall prove by clear and convincing evidence in a forum listed in Section 8(c) below that the Indemnitee has not met the applicable standard of conduct required to entitle the Indemnitee to such indemnification.

      (c) Selection of Forum. The Indemnitee shall be entitled to select the forum in which the validity of the Company’s claim under Section 8(b) hereof that the Indemnitee is not entitled to indemnification will be heard from among the following:

(i) A quorum of the Board consisting of directors who are not parties to the proceeding for which indemnification is being sought;

(ii) The stockholders of the Company;

(iii) Legal counsel selected by the Indemnitee, and reasonably approved by the Board, which counsel shall make such determination in a written opinion; or

(iv) A panel of three arbitrators, one of whom is selected by the Company, another of whom is selected by the Indemnitee and the last of whom is selected by the first two arbitrators so selected.
      (d) Submission to Forum. As soon as practicable, and in no event later than thirty (30) days after written notice of the Indemnitee’s choice of forum pursuant to Section 8(c) above, the Company shall, at its own expense, submit to the selected forum in such manner as the Indemnitee or the Indemnitee’s counsel may reasonably request, its claim that the Indemnitee is not entitled to indemnification; and the Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such claim.
      (e) Application to Court of Chancery. Notwithstanding a determination by any forum listed in Section 8(c) hereof that Indemnitee is not entitled to indemnification with respect to a specific proceeding, the Indemnitee shall have the right to apply to the Court of Chancery of Delaware, the court in which that proceeding is or was pending or any other court of competent jurisdiction, for the purpose of enforcing the Indemnitee’s right to indemnification pursuant to this Agreement.
      (f) Expenses Related to this Agreement. Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify the Indemnitee against all expenses incurred by the Indemnitee in connection with any hearing or proceeding under this Section 8 involving the Indemnitee and against all expenses incurred by the Indemnitee in connection with any other proceeding between the Company and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement unless a court of competent jurisdiction finds that each of the claims and/or defenses of the Indemnitee in any such proceeding was frivolous or made in bad faith.
      9. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

(a) Claims Initiated by Indemnitee. To indemnify or advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the General Corporation Law of Delaware or (iv) the proceeding is brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145;

(b) Lack of Good Faith. To indemnify the Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

(c) Unauthorized Settlements. To indemnify the Indemnitee under this Agreement for any amounts paid in settlement of a proceeding unless the Company consents to such settlement, which consent shall not be unreasonably withheld.
      10. Non-exclusivity. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company’s Certificate of Incorporation or Bylaws, the vote of the Company’s stockholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and to action in another capacity while occupying his position as an agent of the Company, and the Indemnitee’s rights hereunder shall continue after the Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.
      11. Enforcement. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under this Agreement (other than an action brought to enforce a claim for expenses pursuant to Section 6 hereof, provided that the required undertaking has been tendered to the Company) that Indemnitee is not entitled to indemnification because of the limitations set forth in Sections 4 and 9 hereof. Neither the failure of the Company (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Company (including its Board of Directors or its stockholders) that such indemnification is improper, shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.
      12. Subrogation. In the event the Company is obligated to make a payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery under an insurance policy or any other indemnity agreement covering the Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.
      13. Survival of Rights.
      (a) All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Indemnitee was serving in the capacity referred to herein.
      (b) The Company shall require any successor to the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.
      14. Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent permitted by law including those circumstances in which indemnification would otherwise be discretionary.
      15. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 14 hereof.
      16. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

      17. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.
      18. Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.
      The parties hereto have entered into this Indemnity Agreement effective as of the date first above written.

THE COMPANY:

Sun New Media, Inc.

By

INDEMNITEE:

Address

SUN NEW MEDIA, INC.
Proxy for the Special Meeting of Shareholders
To be held on June 29, 2006
Solicited by the Board of Directors
      The undersigned hereby appoints Ricky Gee Hing Ang and Frank Zhao, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Sun New Media, Inc., a Minnesota corporation (the “Company”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the Company’s principal executive offices, 5 Bldg. Yi, Shiqiao World Trade Apt., 16 Dongsanhuang Rd., Chaoyang District, Beijing 100022 People’s Republic of China on June 29, 2006, at 2:00 p.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated June 12, 2006 (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.
      THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 THROUGH 3.
PLEASE MARK VOTES AS IN THIS EXAMPLE ☒
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.
A vote FOR the following proposals is recommended by the Board of Directors:
1. To elect the following eight (8) persons as directors to hold office until their respective successors are elected and qualified:
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.)

☐ FOR ALL NOMINEES listed below (except as marked to the contrary below.) ☐ WITHHOLD AUTHORITY to vote for all nominees listed below.	Bruno Wu Yu Bing Herbert Kloiber Kay Koplovitz	John Zongyang Li Yang Qi William Adamopoulos Mark Newburg
2. To approve the reincorporation of the Company in the State of Delaware, related changes in the rights of shareholders and the indemnity agreement to be entered into by the Company and its directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3. To approve any adjournments of the meeting to another time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals.

☐ MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐ MARK HERE IF YOU PLAN TO ATTEND THE MEETING
Please sign here. If shares of stock are held jointly, both or all of such persons should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity.

Signature:	Date:	Signature:	Date:
When completed, fax the enclosed proxy card to:
Fidelity Transfer Company, Salt Lake City, Utah USA
(801) 466-4122
And return the original by mail in the enclosed envelope.